STRATTON MUTUAL FUNDS

Stratton Mid Cap Value Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc. - Stratton Small Cap Value Fund

150 South Warner Road

Suite 460-A

King of Prussia, PA 19406

August 26, 2015

Dear Shareholder:

A Joint Special Meeting of Shareholders of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc., on behalf of its series, the Stratton Small Cap Value Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”), has been scheduled for October 28, 2015 (the “Special Meeting”) to vote on proposals (the “Reorganizations”) to reorganize, as listed in the table below, each of the Acquired Funds into a corresponding newly-created series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) of Sterling Capital Funds (“Sterling Funds”).

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
Stratton Mid Cap Value Fund	Sterling Capital Stratton Mid Cap Value Fund	11/16/2015
Stratton Real Estate Fund	Sterling Capital Stratton Real Estate Fund	11/16/2015
Stratton Small Cap Value Fund	Sterling Capital Stratton Small Cap Value Fund	11/16/2015

The investment objective of each Acquired Fund is identical to that of each corresponding Acquiring Fund, and the principal strategy of each Acquired Fund is substantially similar to that of each corresponding Acquiring Fund. The policies of each Acquired Fund are substantially similar to those of each corresponding Acquiring Fund except that each Acquiring Fund is generally subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Acquired Fund and in such other ways as described in the enclosed Proxy Statement/Prospectus.

Stratton Management Company (“SMC”) served as the investment adviser for the Acquired Funds until August 1, 2015. On that date, BB&T Corporation (“BB&T”) acquired SMC’s parent company, Susquehanna Bancshares, Inc., and Sterling Capital Management LLC (“Sterling Capital”), an independently managed subsidiary of BB&T, became and currently is the investment adviser for the Acquired Funds pursuant to interim investment advisory agreements. Sterling Capital is also the investment adviser for the Acquiring Funds. For the reasons discussed below and in the attached Proxy Statement/Prospectus and based on the recommendations of

SMC and Sterling Capital, the Boards of Directors of the Acquired Funds (the “Board”) have determined that it is in the best interests of each Acquired Fund and its shareholders that it operate as a series of Sterling Funds and that the interests of the shareholders of each of the Acquired Funds will not be diluted as a result of the Reorganizations. As a result, the Board has approved the Reorganizations and has recommended the Reorganizations to shareholders. The Board recommends that shareholders vote “FOR” the Reorganizations.

If the Reorganizations are approved by shareholders, each shareholder of an Acquired Fund will receive the same number of full and fractional Institutional shares of the corresponding Acquiring Fund as shares of the Acquired Fund that the shareholder owned at the time of the Reorganizations. In other words, your shares of any Acquired Fund would in effect be converted into the Institutional class of shares of the corresponding Acquiring Fund. The Acquiring Funds are newly-organized funds that will commence operations upon consummation of the Reorganizations. The Acquired Funds would then be dissolved. The Reorganizations are not expected to have any federal income tax consequences for the Acquired Funds or their shareholders. The attached Proxy Statement/Prospectus is designed to give you more information about the proposals.

If you have any questions regarding the proposals to be voted on, please do not hesitate to call 1-877-658-1531.

If you are a shareholder of record of any of the Acquired Funds as of the close of business on July 30, 2015, the record date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by completing and signing the enclosed Proxy Card.

You will also be receiving a separate proxy statement soliciting your vote to approve a new investment advisory agreement between each Acquired Fund in which you are a shareholder as of the close of business on July 30, 2015 and Sterling Capital. The shareholder meeting to approve the new investment advisory agreements is currently scheduled for the same date and time as the Special Meeting.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed Proxy Card and promptly return it so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to Stratton Mutual Funds at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at the Special Meeting, through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Stratton Mutual Funds.

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Sincerely,

/s/ Gerald M. Van Horn
Chairman of Stratton Mutual Funds

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STRATTON MUTUAL FUNDS

Stratton Mid Cap Value Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc. - Stratton Small Cap Value Fund

150 South Warner Road

Suite 460-A

King of Prussia, PA 19406

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2015

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc., on behalf of its series, the Stratton Small Cap Value Fund, (each an “Acquired Fund” and collectively, the “Acquired Funds”), will be held on October 28, 2015 at 9:00 a.m., Eastern Time, at the offices of the Acquired Funds’ investment adviser, Sterling Capital Management LLC (“Sterling Capital”), at 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote upon:

•	An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Mid Cap Value Fund to, and the assumption of all of the liabilities of the Stratton Mid Cap Value Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Mid Cap Value Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Mid Cap Value Fund, which would be distributed pro rata by the Stratton Mid Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Mid Cap Value Fund (a “Reorganization”);

•	An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Real Estate Fund to, and the assumption of all of the liabilities of the Stratton Real Estate Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Real Estate Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Real Estate Fund, which would be distributed pro rata by the Stratton Real Estate Fund to the holders of its shares in complete liquidation of the Stratton Real Estate Fund (a “Reorganization”);

•

An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Small Cap Value Fund to, and the assumption of all of the liabilities of the Stratton Small Cap Value Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Small Cap Value Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Small Cap Value Fund, which would be distributed pro rata by the Stratton Small Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Small Cap Value Fund (a “Reorganization”); and

•	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Acquired Funds and each corresponding Acquiring Fund, the shareholders solicited and the date the Reorganizations are expected to take effect are as listed in the table below. Each Acquiring Fund is designed to be substantially similar from an investment perspective to the corresponding Acquired Fund except that each Acquiring Fund is generally subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Acquired Fund.

Acquired Fund	Acquiring Fund	Shareholders Solicited	Reorganization will take effect on or about
Stratton Mid Cap Value Fund	Sterling Capital Stratton Mid Cap Value Fund	Stratton Mid Cap Value Fund shareholders	11/16/2015
Stratton Real Estate Fund	Sterling Capital Stratton Real Estate Fund	Stratton Real Estate Fund shareholders	11/16/2015
Stratton Small Cap Value Fund	Sterling Capital Stratton Small Cap Value Fund	Stratton Small Cap Value Fund shareholders	11/16/2015

Only shareholders of record at the close of business on July 30, 2015 will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Each Acquired Fund is a separate legal entity and holders vote separately as shareholders of each Acquired Fund.

YOUR VOTE IS IMPORTANT.

Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address or toll-free telephone number found on your Proxy

Card.

Based on the recommendations of the Acquired Funds’ previous investment adviser,

Stratton Management Company (“SMC”), and Sterling Capital, the Boards of the

Acquired Funds recommend that you vote in favor of the Reorganizations.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your vote, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting

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your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Stratton Mutual Funds at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

By Order of the Boards of the Stratton Mutual Funds

/s/ Gerald M. Van Horn
Chairman of Stratton Mutual Funds

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STRATTON MUTUAL FUNDS

Stratton Mid Cap Value Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc. - Stratton Small Cap Value Fund

150 South Warner Road

Suite 460-A

King of Prussia, PA 19406

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: August 26, 2015

Question: What is this document and why did you send it to me?

Answer: At a meeting of the Boards of Directors (the “Board”) of the Stratton Mutual Funds held on July 13, 2015, the Board approved, upon the recommendation of its then investment adviser, Stratton Management Company (“SMC”), a plan to reorganize, as listed in the table below (the “Reorganizations”), each of the Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc., on behalf of its series, the Stratton Small Cap Value Fund, (each an “Acquired Fund” and collectively, the “Acquired Funds” or “Stratton Mutual Funds”), into a corresponding newly-created series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) of Sterling Capital Funds (“Sterling Funds”).

Each of the Acquired Funds and each corresponding Acquiring Fund, the shareholders solicited and the date the Reorganizations are expected to take effect are as listed in the table below.

Acquired Fund	Acquiring Fund	Shareholders Solicited	Reorganization will take effect on or about
Stratton Mid Cap Value Fund	Sterling Capital Stratton Mid Cap Value Fund	Stratton Mid Cap Value Fund shareholders	11/16/2015
Stratton Real Estate Fund	Sterling Capital Stratton Real Estate Fund	Stratton Real Estate Fund shareholders	11/16/2015
Stratton Small Cap Value Fund	Sterling Capital Stratton Small Cap Value Fund	Stratton Small Cap Value Fund shareholders	11/16/2015

In approving the Reorganizations, the Board determined that participation in the Reorganizations is in the best interests of the shareholders of each of the Acquired Funds, and concluded that the interests of the shareholders of each of the Acquired Funds will not be diluted as a result of the Reorganizations. For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganizations” in this Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganizations and a special shareholder meeting will be held on October 28, 2015 (the “Special Meeting”) to consider the proposals.

We are sending this document to you for your use in deciding whether to approve the Reorganizations at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a combined Proxy Statement/Prospectus, and a Proxy Card.

Question: Why are the Reorganizations being proposed?

Answer: Susquehanna Bancshares, Inc., the parent company of SMC, the Acquired Funds’ former investment adviser, was acquired by BB&T Corporation (“BB&T”) (the “Transaction”) on August 1, 2015. The Transaction resulted in a change in control of SMC and, therefore, constituted an “assignment” of the then-current advisory agreements within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. At the close of the Transaction, Sterling Capital became the investment adviser to the Acquired Funds pursuant to interim advisory agreements between Sterling Capital and each of the Acquired Funds. The interim advisory agreements may only remain in place for up to 150 days after the close of the Transaction. Therefore, the Boards of Directors of the Acquired Funds are also soliciting the approval of shareholders of each of the Acquired Funds for new investment advisory agreements between each Acquired Fund and Sterling Capital. The shareholder meeting to approve the proposed new advisory agreements is currently scheduled for the same date and time as the Special Meeting. It is anticipated that the Reorganizations could occur shortly after, or in lieu of, Sterling Capital managing the Stratton Mutual Funds pursuant to the new advisory agreements.

As of June 30, 2015, BB&T is one of the largest financial services holding companies in the U.S. with $191 billion in assets and a market capitalization of $29.6 billion. Based in Winston-Salem, N.C., the company operates 1,903 financial centers in 13 states and Washington, D.C., and offers a full range of consumer and commercial banking, securities brokerage, asset management, mortgage and insurance products and services. Sterling Capital is also the investment adviser to the Sterling Funds. The Transaction and the assumption of the investment adviser role by Sterling Capital did not result in any material changes to the Acquired Funds’ investment objectives, principal investment strategies or policies, or fees, and did not result in any changes to the portfolio managers. The Boards of Directors of the Acquired Funds have determined that it is in the best interests of the shareholders of each Acquired Fund that the Acquired Funds be reorganized into a corresponding newly-created series of Sterling Funds. In approving each Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by SMC and Sterling Capital; (2) the investment objective, policies and strategies of the relevant Acquiring Fund are substantially similar to those of the corresponding Acquired Fund; (3) the portfolio managers of the relevant Acquired Fund’s portfolio will continue to provide the day-to-day management of the corresponding Acquiring Fund’s portfolio; (4) the total annual fund operating expenses attributable to each Acquiring Fund are expected to be lower than the corresponding Acquired Fund; (5) the Acquired Funds will not bear the cost of the

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Reorganization; and (6) the Reorganization is not expected to result in recognition of gain or loss by the applicable Acquired Fund or its shareholders for U.S. federal income tax purposes. SMC and Sterling Capital have recommended that each of the Acquired Funds, through a tax-free reorganization for U.S. federal income tax purposes, become a series of Sterling Funds. If the Reorganizations are approved, each of the Acquired Funds’ current portfolio managers will continue to manage the corresponding Acquiring Fund following the Reorganizations. If any of the Reorganizations is not approved, the Board will consider other options.

Question: What is the anticipated timing of the Reorganizations?

Answer: The Special Meeting is scheduled to occur on October 28, 2015. If all necessary approvals are obtained, the proposed Reorganizations will likely take effect on November 16, 2015.

Question: Are there any significant differences between the investment objectives and policies of the Acquired and Acquiring Funds?

Answer: The Acquiring Funds are newly-organized funds without assets or liabilities that have been created for the purpose of acquiring the assets and liabilities of the Acquired Funds. The investment objective of each Acquired Fund is identical to that of each corresponding Acquiring Fund, and the principal strategy of each Acquired Fund is substantially similar to that of each corresponding Acquiring Fund. Each of the Acquiring Funds has substantially similar policies as the corresponding Acquired Fund except that each Acquiring Fund is subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Acquired Fund and in such other ways as described in this Proxy Statement/Prospectus.

Question: How will the proposed Reorganizations affect the fees and expenses I pay as a shareholder of the Acquired Funds?

Answer: The management fee of each of the Acquiring Funds will be lower than that of the corresponding Acquired Fund, the administration fee of each Acquiring Fund is expected to be higher than that of the corresponding Acquired Fund (other than the Mid Cap Value Fund) and total annual fund operating expenses for each of the Acquiring Funds is expected to be lower than the total annual fund operating expenses of the corresponding Acquired Fund, as disclosed in the table below. The Acquired Funds do not assess sales charges. The Acquiring Funds do not assess sales charges on shareholders of the Institutional class of the Acquiring Funds (if the Reorganizations are approved, shareholders of each Acquired Fund will receive Institutional shares of the corresponding Acquiring Fund which is the class of shares into which it is proposed that the Acquired Funds reorganize). Each of the Acquired Funds assesses a redemption or exchange fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase. The Acquiring Funds do not assess exchange or redemption fees.

	Stratton Mid Cap Value Fund	Sterling Capital Stratton Mid Cap Value Fund (Pro Forma)
Management Fee	0.75%	0.70%
Other Expenses	0.30%	0.21%
Total Annual Fund Operating Expenses	1.05%	0.91%

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	Stratton Real Estate Fund	Sterling Capital Stratton Real Estate Fund (Pro Forma)
Management Fee	0.625%	0.58%
Other Expenses	0.335%	0.21%
Total Annual Fund Operating Expenses	0.96%	0.79%

	Stratton Small Cap Value Fund	Sterling Capital Stratton Small Cap Value Fund (Pro Forma)
Management Fee	0.90%	0.85%
Other Expenses	0.21%	0.23%
Total Annual Fund Operating Expenses	1.11%	1.08%

Question: Will there be changes in the management and operation of the Acquired Funds?

Answer: As of the close of the Transaction on August 1, 2015, Sterling Capital became the Acquired Funds’ investment adviser, replacing SMC. Sterling Capital is currently the investment adviser of the Acquired Funds and the Sterling Funds and will be the investment adviser for the Acquiring Funds. Shawn M. Gallagher, Andrew T. DiZio and Gerald M. Van Horn, the portfolio managers, both before and after the Transaction, of the Stratton Mid Cap Value Fund, Stratton Real Estate Fund and Stratton Small Cap Value Fund, respectively, will continue as portfolio managers of the corresponding Acquiring Funds in their capacities as portfolio managers at Sterling Capital. Thus, there will be no change in the day-to-day management of the Acquired Funds’ investment portfolios. However, as series of Sterling Funds, the Acquiring Funds use a number of other service providers that provide an array of services to all series of Sterling Funds. These services include custody, administration, fund accounting, transfer agency and distribution services (“Third Party Service Arrangements”). If the Reorganizations are approved, certain of these Third Party Service Arrangements will change. The Acquired Funds and Acquiring Funds currently have the same transfer agent and accounting service provider but different distributors, administrators and custodians. In addition, the Boards of Directors of the Acquired Funds are different from the Board of Trustees of Sterling Funds.

Question: How will the Reorganizations work?

Answer: Pursuant to an Agreement and Plan of Reorganization (the “Plan”) (attached as Appendix A), each of the Acquired Funds will transfer all of its assets and liabilities to Sterling Funds, which shall assign all such assets and liabilities to the corresponding Acquiring Fund, in return for Institutional shares of the Acquiring Fund (the liabilities being transferred are the typical liabilities associated with the day-to-day operation of a mutual fund and none of the Acquired Funds is aware of any other outstanding liabilities). Each Acquired Fund will then distribute the Institutional shares it receives from the corresponding Acquiring Fund to its shareholders in liquidation of the Acquired Funds. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, and each shareholder will hold Institutional shares with the same net asset value as he or she held prior to the Reorganizations. If the Plan is carried out as proposed, we do not expect that the Reorganizations will have any federal income tax consequences to the Acquired Funds or their shareholders. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposals.

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Question: How will this affect my investment?

Answer: Your investment will not be affected by the Reorganizations. Following the Reorganizations, you will be a shareholder of an Acquiring Fund, which has an identical investment objective and substantially similar principal investment strategy and investment policies as the Acquired Fund in which you hold shares except that each Acquiring Fund is generally subject to fewer investment restrictions and in such other ways as described in this Proxy Statement/Prospectus. Sterling Capital replaced SMC as the investment adviser to the Acquired Funds as of the close of the Transaction and will continue to serve as Investment Adviser to the Acquiring Funds. The portfolio managers of the Acquired Funds did not change as a result of the Transaction, and the portfolio manager of each Acquired Fund will continue as portfolio manager of the corresponding Acquiring Fund. Each Acquiring Fund will be managed in the same way as the corresponding Acquired Fund except that each Acquiring Fund will generally be subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Acquired Fund. The primary differences will be the identities of certain of the service providers and the fact that the Acquiring Funds will be part of Sterling Funds instead of their own separate legal entities, and will have a Board of Trustees comprised of different individuals than the individuals that comprise the Boards of Directors of the Acquired Funds. You will receive Institutional shares of the corresponding Acquiring Fund that are equal in value as of 4:00 p.m. on the Reorganization’s closing date and correspond to the shares of the Acquired Fund you currently hold. The Reorganizations will not affect the value of your investment at the time of the Reorganizations and your interest in the Acquired Fund in which you hold shares will not be diluted.

Question: What will happen if the Reorganizations are not approved?

Answer: If shareholders of any Acquired Fund fail to approve the Reorganization, the Board will consider other alternatives for such Acquired Fund, which may include identifying other potential investment advisers to manage the Acquired Fund, identifying other trusts to reorganize the Acquired Fund into or liquidating the Acquired Fund. Although the Board of Directors of each Acquired Fund recommends that shareholders approve the applicable Reorganization, the Reorganization of each Acquired Fund is not conditioned upon the Reorganization of another Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its Reorganization, but shareholders of the second and third Acquired Fund do not approve the second and third Acquired Funds’ Reorganizations, it is expected that the Reorganization of the first Acquired Fund will take place as described in this Proxy Statement/Prospectus.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response, even if you are a small investor, on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

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Question: How does the Board suggest that I vote?

Answer: After careful consideration and upon recommendation of SMC and Sterling Capital, the Board recommends that you vote “FOR” the Reorganizations.

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: The estimated cost for the Reorganizations is $700,000. Sterling Capital will pay (or Sterling Capital will cause to be paid) all expenses of the Acquired Funds and Sterling Funds relating to the Reorganizations. Neither the Acquired Funds and their shareholders nor the Acquiring Funds and their shareholders will pay any expenses relating to the proposed Reorganizations.

Question: How do I cast my vote?

Answer: You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card. You may also use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to use these methods of voting. You also may vote in person at the Special Meeting.

Question: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please do not hesitate to call 1-877-658-1531.

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COMBINED PROXY STATEMENT AND PROSPECTUS

August 20, 2015

FOR THE REORGANIZATIONS OF

Stratton Mid Cap Value Fund, Inc.,

Stratton Real Estate Fund, Inc. and

The Stratton Funds, Inc. - Stratton Small Cap Value Fund

150 South Warner Road, Suite 460-A

King of Prussia, PA 19406

1-800-472-4266

INTO

Sterling Capital Stratton Mid Cap Value Fund,

Sterling Capital Stratton Real Estate Fund and

Sterling Capital Stratton Small Cap Value Fund, respectively,

Series of Sterling Capital Funds

434 Fayetteville Street, 5th Floor

Raleigh, NC 27601

1-800-228-1872

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Boards of Directors of the Stratton Mutual Funds for use at a Joint Special Meeting of Shareholders (the “Special Meeting”) of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc., on behalf of its series, the Stratton Small Cap Value Fund, (each an “Acquired Fund” and collectively, the “Acquired Funds”), advised by Sterling Capital Management, LLC (“Sterling Capital”), to be held at the offices of Sterling Capital, 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406 on October 28, 2015 at 9:00 a.m. Eastern Time. At the Special Meeting, shareholders of each Acquired Fund will be asked to consider and vote upon:

•	An Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Stratton Mid Cap Value Fund to, and the assumption of all of the liabilities of the Stratton Mid Cap Value Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Mid Cap Value Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Mid Cap Value Fund, which would be distributed pro rata by the Stratton Mid Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Mid Cap Value Fund (a “Reorganization”);

•	An Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Stratton Real Estate Fund to, and the assumption of all of the liabilities of the Stratton Real Estate Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Real Estate Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Real Estate Fund, which would be distributed pro rata by the Stratton Real Estate Fund to the holders of its shares in complete liquidation of the Stratton Real Estate Fund (a “Reorganization”);

•	An Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Stratton Small Cap Value Fund to, and the assumption of all of the liabilities of the Stratton Small Cap Value Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Small Cap Value Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Small Cap Value Fund, which would be distributed pro rata by the Stratton Small Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Small Cap Value Fund (a “Reorganization”); and

•	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Acquired Funds and each corresponding Acquiring Fund, the shareholders solicited and the date the Reorganizations are expected to take effect are as listed in the table below. Each Acquiring Fund is designed to be substantially similar from an investment perspective to the corresponding Acquired Fund except that each Acquiring Fund is subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Acquired Fund.

Acquired Fund	Acquiring Fund	Shareholders Solicited	Reorganization will take effect on or about
Stratton Mid Cap Value Fund	Sterling Capital Stratton Mid Cap Value Fund	Stratton Mid Cap Value Fund shareholders	11/16/2015
Stratton Real Estate Fund	Sterling Capital Stratton Real Estate Fund	Stratton Real Estate Fund shareholders	11/16/2015
Stratton Small Cap Value Fund	Sterling Capital Stratton Small Cap Value Fund	Stratton Small Cap Value Fund shareholders	11/16/2015

Shareholders of each of the Acquired Funds at the close of business on July 30, 2015 (the “Record Date”) will be entitled to be present and vote at the Special Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Stratton Mutual Funds, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions. Information on how to obtain directions to be able to attend the meeting and vote in person can be requested by calling 610-941-1107.

Each Acquired Fund is a separate legal entity, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Maryland corporation. The Acquired Funds are sometimes referred to herein as the “Stratton Mutual Funds.” Each Acquiring Fund is a newly-organized series of Sterling Funds, an open-end management investment company registered with the SEC and organized as a Massachusetts business trust. Each Acquiring Fund currently has no assets or liabilities. The Acquiring Funds will not commence operations until the date of the Reorganizations. The Acquiring Funds do not have any annual or semiannual reports to date.

This Proxy/Prospectus incorporates by reference the following documents, which contain information about the Acquired Funds and the Acquiring Funds:

1.	The Acquired Funds’ Prospectus and Statement of Additional Information, each dated May 1, 2015 (previously filed on EDGAR: Accession No. 0001193125-15-155982 (Stratton Mid Cap Value Fund), Accession No. 0001193125-15-156004 (Stratton Real Estate Fund) and Accession No. 0001193125-15-155960 (Stratton Small Cap Value Fund)).

2.	The Acquired Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2014 (previously filed on EDGAR: Accession No. 0001193125-15-076361 (Stratton Mid Cap Value Fund), Accession No. 0001193125-15-076371 (Stratton Real Estate Fund) and Accession No. 0001193125-15-076346 (Stratton Small Cap Value Fund)), containing audited financial statements with respect to the Acquired Funds.

(Copies of these documents are available upon request and without charge by writing to Stratton Mutual Funds, through the Internet at www.strattonfunds.com or by calling 1-800-472-4266.)

3.	The Acquiring Funds’ Prospectus and Statement of Additional Information, each dated July 23, 2015 (previously filed on EDGAR: Accession No. 0001193125-15-260495).

(Copies of these documents are available upon request and without charge by writing to Sterling Capital Funds, through the Internet at www.sterlingcapitalfunds.com or by calling 1-800-228-1872.) In addition, a current prospectus for the Acquiring Funds accompanies this Proxy/Prospectus.

Accompanying this Proxy Statement/Prospectus as Appendix A is a copy of the Plan.

The Acquired Funds expect that this combined Proxy Statement/Prospectus will be mailed to shareholders on or about August 28, 2015.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal(s) and investing in any of the Acquiring Funds. You should read it and keep it for future reference. A Statement of Additional Information dated August 20, 2015, relating to this Proxy Statement/Prospectus, contains more information about the Reorganizations and the Acquiring Funds and is incorporated herein by reference. The Statement of Additional Information has been filed with the SEC and is available upon request without charge by writing to Stratton Mutual Funds or by calling toll free 1-800-472-4266.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR

DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS

PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS

A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any of the Acquiring Funds involves investment risk, including the possible loss of principal.

Important Notice Regarding Internet Availability of Proxy Materials for the Shareholder

Meeting To Be Held on October 28, 2015

The Notice of Shareholder Meeting, this Proxy Statement/Prospectus and the

Proxy Card are available at www.proxyvote.com.

The Acquired Funds’ annual and semi-annual reports

are available by calling 1-800-472-4266.

v

OVERVIEW

This Overview is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of each of the Acquired Funds with those of the corresponding Acquiring Funds. This Overview is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The Overview is qualified in its entirety by reference to the prospectuses for the Acquired Funds and Acquiring Funds. For more complete information, please read the prospectuses for the Acquired Funds and Acquiring Funds.

The Reorganizations

Pursuant to the Plan, each Acquired Fund will transfer all of its assets and liabilities to Sterling Funds, which shall assign all such assets and liabilities to the corresponding Acquiring Fund, in exchange solely for Institutional shares of the Acquiring Fund (the liabilities being transferred are the typical liabilities associated with the day-to-day operation of a mutual fund and none of the Acquired Funds is aware of any other outstanding liabilities). Each Acquired Fund will then distribute the Acquiring Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganizations is that shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganizations. If shareholders of any Acquired Fund do not vote to approve the Reorganization, the Board of Directors of that Acquired Fund will consider other possible courses of action in the best interests of shareholders, which may include identifying other potential investment advisers to manage the Acquired Fund or liquidating the Acquired Fund.

The investment objective of each Acquired Fund is identical to that of each corresponding Acquiring Fund, and the principal strategy of each Acquired Fund is substantially similar to that of each corresponding Acquiring Fund. The policies of each Acquired Fund are substantially similar to those of each corresponding Acquiring Fund except that each Acquiring Fund is generally subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Acquired Fund. The Boards of Directors of the Acquired Funds, including the directors who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), have concluded that the Reorganizations are in the best interests of each of the Acquired Funds and its shareholders, and that the interests of existing shareholders in each of the Acquired Funds will not be diluted as a result of the transactions contemplated by the Reorganizations. The Boards of Directors of the Acquired Funds recommend that you vote FOR approval of the Reorganizations.

The Reorganizations are intended to qualify for federal income tax purposes as tax-free reorganizations. Assuming the Reorganizations so qualify, shareholders of the Acquired Funds will not recognize a gain or loss in the transaction.

The Funds

Sterling Funds is an open-end management investment company organized as a Massachusetts business trust in October 1987 that offers shares of the trust in different series. Each Acquiring Fund is a series of Sterling Funds. The Stratton Mid Cap Value Fund, Stratton Real Estate Fund and Stratton Small Cap Value Fund are each an open-end management investment company incorporated under the laws of the State of Maryland in June 1985, March 1985 and January 1993, respectively, offering shares of common stock.

Each Acquired Fund currently offers one class of shares. Each Acquiring Fund currently offers three classes of shares: Class A, Class C and Institutional. If the Reorganizations are approved, shareholders of each Acquired Fund will receive Institutional shares of the corresponding Acquiring Fund.

Comparison of Fees and Expenses

If the Reorganizations are approved by shareholders, you, as a shareholder of an Acquired Fund, will pay the fees assessed by the corresponding Acquiring Fund. The following table compares the current fees and expenses of each Acquired Fund with those of the corresponding Acquiring Fund. Because the Acquiring Funds were not operational as of the date of this Proxy Statement/Prospectus, the expenses shown for each Acquiring Fund are based, in part, on estimates.

Like all mutual funds, each of the Acquired Funds and Acquiring Funds incurs certain expenses in its operations and, as a shareholder, you pay these expenses indirectly. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The following table compares the fees and expenses of each Acquired Fund for the most recent fiscal year ended December 31, 2014 with the current estimated fees and expenses for the corresponding Acquiring Fund on a pro forma basis assuming consummation of the Reorganizations.

Comparison of Shareholder Fees

	Stratton Mid Cap Value Fund	Sterling Capital Stratton Mid Cap Value Fund (Pro Forma)
		Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	1.50%[1]	None
Exchange Fee	1.50%[1]	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.70%
Other Expenses	0.30%	0.21%[2]
Total Annual Fund Operating Expenses	1.05%	0.91%[2]

[1]	Applies only if shares redeemed or exchanged within 120 days of purchase.
[2]	Because the Fund is new, the amount shown is based on estimated amounts for the first fiscal year.

	Stratton Real Estate Fund	Sterling Capital Stratton Real Estate Fund (Pro Forma)
		Institutional Shares
Shareholder Fees (Fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	1.50%[1]	None
Exchange Fee	1.50%[1]	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.625%	0.58%
Other Expenses	0.335%	0.21%[2]
Total Annual Fund Operating Expenses	0.96%	0.79%[2]

[1]	Applies only if shares are redeemed or exchanged within 120 days of purchase.
[2]	Because the Fund is new, the amount shown is based on estimated amounts for the first fiscal year.

	Stratton Small Cap Value Fund	Sterling Capital Stratton Small Cap Value Fund (Pro Forma)
		Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	1.50%[1]	None
Exchange Fee	1.50%[1]	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.85%
Other Expenses	0.21%	0.23%[2]
Total Annual Fund Operating Expenses	1.11%	1.08%[2]

[1]	Applies only if shares redeemed or exchanged within 120 days of purchase.
[2]	Because the Fund is new, the amount shown is based on estimated amounts for the first fiscal year.

As illustrated above, the advisory fee paid by each Acquiring Fund will be 0.05% less than that of the corresponding Acquired Fund. It is expected that each of the Acquiring Funds will pay greater administration and accounting fees than the corresponding Acquired Fund (other than the Stratton Mid Cap Value Fund), but that the other expenses of each Acquiring Fund will be less than those of the corresponding Acquired Fund. The net effect of these changes is that each Acquired Fund will be expected to pay less in fees and expenses after it is reorganized into the corresponding Acquiring Fund. In order to limit the expenses of the shares of the Acquiring Funds, Sterling Capital has contractually agreed from the date of commencement of the Acquiring Funds’ operations through January 31, 2017 to limit each Fund’s total expenses to: 1.05% for Stratton Mid Cap Value Fund, 0.96% for Stratton Real Estate Fund, and 1.11% for Stratton Small Cap Value Fund. These contractual limitations may be terminated during this period only by the Acquiring Funds’ Board of Trustees, and will automatically terminate upon termination of the Investment Advisory Agreement between an Acquired Fund and Sterling Capital.

Example

This Example is intended to help you compare the cost of investing in each of the Acquired Funds with the cost of investing in the corresponding Acquiring Fund, assuming the Reorganizations have been completed. The Example assumes that you invest $10,000 in each of the Acquired Funds and corresponding Acquiring Fund for the time periods indicated, that your investment has a 5% return each year, and that each of the Acquired Funds’ and corresponding Acquiring Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

	1 Year	3 Years	5 Years	10 Years

Stratton Mid Cap Value Fund	$107	$334	$579	$1,283

Sterling Capital Stratton Mid Cap Value Fund (Pro Forma)	$93	$290	$504	$1,120

	1 Year	3 Years	5 Years	10 Years

Stratton Real Estate Fund	$98	$306	$531	$1,178

Sterling Capital Stratton Real Estate Fund (Pro Forma)	$81	$252	$439	$978

	1 Year	3 Years	5 Years	10 Years

Stratton Small Cap Value Fund	$113	$353	$612	$1,352

Sterling Capital Stratton Small Cap Value Fund (Pro Forma)	$110	$343	$595	$1,317

The Example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Portfolio Turnover

The Acquired Funds and the Acquiring Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The Acquiring Funds do not have portfolio turnover rates to report because they have not yet commenced operations. However, because each Acquiring Fund will be managed in a substantially similar manner as the corresponding Acquired Fund by the same portfolio manager, the portfolio turnover rate of each Acquiring Fund is anticipated to be similar to that of the corresponding Acquired Fund. During the fiscal year ended December 31, 2014, the portfolio turnover rate of the Stratton Mid Cap Value Fund was 55.45% of the average value of its portfolio, the portfolio turnover rate of the Stratton Real Estate Fund was 14.20% of the average value of its portfolio and the portfolio turnover rate of the Stratton Small Cap Value Fund was 11.15% of the average value of its portfolio.

Comparison of Investment Objectives, Strategies and Policies

Each Acquiring Fund is designed to be substantially similar from an investment perspective to the corresponding Acquired Fund except that each Acquiring Fund is generally subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Acquired Fund. Sterling Capital, the current investment adviser to the Acquired Funds under the interim investment advisory agreements and the current investment adviser to Sterling Funds, will serve as the investment adviser to the Acquiring Funds. The portfolio managers currently managing each of the Acquired Funds, who also managed the Acquired Funds before Sterling Capital assumed the investment adviser role from SCM at the close of the Transaction, will continue to manage the corresponding Acquiring Funds utilizing the same investment strategies and processes as were used with the Acquired Fund except that certain investment restrictions will no longer be applicable. The Transaction and Sterling Capital’s assumption of the investment adviser role did not result in any material changes to the Acquired Funds’ investment objectives, principal investment strategies or policies. The investment objective and principal investment strategy for each Acquired Fund will remain the same following the Reorganizations, except that Sterling Capital Stratton Real Estate Fund will no longer invest in warrants and stock purchase rights of issuers and non-convertible debt securities as a part of its principal investment strategy,1 and each of the Sterling Capital Stratton Mid Cap Value Fund and Sterling Capital Stratton Small Cap Value Fund may invest in REITs, including mortgage REITs, and other real estate-related securities as part of its principal investment strategy.2 It is expected that each Acquiring Fund will be managed in a manner substantially similar to the corresponding Acquired Fund. This section describes the investment objectives and principal investment strategies of each of the Acquired Funds and corresponding Acquiring Funds. Please be aware that this is only a brief discussion. More complete information may be found in the prospectuses of the Acquired Funds and Acquiring Funds.

Investment Objective: The Stratton Mid Cap Value Fund and corresponding Acquiring Fund have the same investment objective: to seek long-term growth of capital. Each fund also seeks current income from interest and dividends as a secondary objective.

The Stratton Real Estate Fund and corresponding Acquiring Fund have the same investment objective: to seek total return through investment in real estate securities.

The Stratton Small Cap Value Fund and corresponding Acquiring Fund have the same investment objective: to seek long-term capital appreciation.

Principal Investment Strategy and Policies:

Mid Cap Value Funds – The Stratton Mid Cap Value Fund and corresponding Acquiring Fund each invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of common stock and securities convertible into common stock of mid capitalization (“mid cap”) companies.

1 The Sterling Capital Stratton Real Estate Fund may invest in these securities as a part of its non-principal investment strategy.

2 Each of the Stratton Mid Cap Value Fund and Stratton Small Cap Value Fund may invest in these securities as part of its non-principal investment strategy.

Mid cap stocks are defined as those companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Index at the time of investment. As of May 29, 2015, the most recent reconstitution date, the capitalization range of the Russell Midcap® Index was between $2.4 billion and $28.7 billion. The market capitalization of the companies in each of the Stratton Mid Cap Value Fund and corresponding Acquiring Fund’s portfolio and the Russell Midcap® Index changes over time; each of the Stratton Mid Cap Value Fund and corresponding Acquiring Fund will not automatically sell or cease to purchase stock of a company it already owns solely because the company’s market capitalization grows or falls outside these ranges. The Sterling Capital Stratton Mid Cap Value Fund may invest in REITs, including mortgage REITs, and other real estate-related securities as part of its principal investment strategy, and the corresponding Acquired Fund may invest in REITs, including mortgage REITs, and other real estate-related securities as part of its non-principal investment strategy.

The portfolio manager of each of the Stratton Mid Cap Value Fund and corresponding Acquiring Fund believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, the portfolio manager focuses on a stock’s fundamental valuation relative to its peers. The portfolio manager considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, the portfolio manager seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Because the Sterling Capital Stratton Mid Cap Value Fund is subject to fewer investment restrictions than the Stratton Mid Cap Value Fund, the Sterling Capital Stratton Mid Cap Value Fund may invest in securities that the Stratton Mid Cap Value Fund was not permitted. For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Investment Restrictions” in this Proxy Statement/Prospectus and the prospectuses and statements of additional information of the Acquiring Funds and Acquired Funds.

Real Estate Funds – The Stratton Real Estate Fund and corresponding Acquiring Fund each seeks, under normal circumstances, to achieve its objective by investing at least 80% of its net assets in securities of real estate and real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”) including Real Estate Investment Trusts (“REITs”). A real estate company derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or has at least 50% of its assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Stratton Real Estate Fund will invest more than 25% of its assets in REITs, including mortgage REITs, and the corresponding Acquiring Fund will invest more than 25% of its assets in REITs, including mortgage REITs, and other real estate-related securities. Each of the Stratton Real Estate Fund and corresponding Acquiring Fund may invest in equity securities including, without limitation, preferred stocks, convertible securities, limited liability companies and similar enterprises. The Stratton Real Estate Fund may also invest in warrants and stock purchase rights of issuers and non-convertible debt securities as a part of its principal investment strategy, and the Sterling Capital Stratton Real Estate Fund may invest in warrants, stock purchase rights of equity securities and non-convertible debt securities as a part of its non-principal investment strategy. The Stratton Real Estate Fund’s dollar-weighted average maturity, under normal circumstances, will range between 0 and 10 years, while the corresponding Acquiring Fund does not include a similar metric in its principal investment strategy. The corresponding Acquiring Fund may purchase debt of any maturity. The corresponding Acquiring Fund expects to limit these investments principally to investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the corresponding Acquiring Fund’s investment adviser). Each of the Stratton Real Estate Fund and corresponding Acquiring Fund may also invest in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depository receipts for such securities. In pursuing total return, each of the Stratton Real Estate Fund and corresponding Acquiring Fund will emphasize both capital appreciation and current income.

Because the Sterling Capital Stratton Real Estate Fund is subject to fewer investment restrictions than the Stratton Real Estate Fund, the Sterling Capital Stratton Real Estate Fund may invest in securities that the Stratton Real Estate Fund was not permitted. For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Investment Restrictions” in this Proxy Statement/Prospectus and the prospectuses and statements of additional information of the Acquiring Funds and Acquired Funds.

Small Cap Value Funds – The Stratton Small Cap Value Fund and corresponding Acquiring Fund each invests, under normal circumstances, at least 80% of its net assets (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. As of May 29, 2015, the most recent reconstitution date, the market capitalization of the largest company in the Russell 2000® Index was $4.3 billion. The Sterling Capital Stratton Small Cap Value Fund may invest in REITs, including mortgage REITs, and other real estate-related securities as part of its principal investment strategy, and the corresponding Acquired Fund may invest in REITs, including mortgage REITs, and other real estate-related securities as part of its non-principal investment strategy.

The portfolio manager of each of the Stratton Small Cap Value Fund and corresponding Acquiring Fund believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, the portfolio manager focuses on a stock’s fundamental valuation relative to its peers. The portfolio manager considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, the portfolio manager seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Because the Sterling Capital Stratton Small Cap Value Fund is subject to fewer investment restrictions than the Stratton Small Cap Value Fund, the Sterling Capital Stratton Small Cap Value Fund may invest in securities that the Stratton Small Cap Value Fund was not permitted. For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Investment Restrictions” in this Proxy Statement/Prospectus and the prospectuses and statements of additional information of the Acquiring Funds and Acquired Funds.

Comparison of Performance

No performance information is included here as the Acquiring Funds have not yet commenced investment operations.

Comparison of Key Features of the Funds

Distribution and Shareholder Services Plans. The Acquired Funds have not adopted distribution and/or shareholder service plans and have not entered into any third-party shareholder servicing agreements. Each of the Acquiring Funds has adopted a distribution and/or shareholder services plan. The Acquiring Funds’ principal underwriter, Sterling Capital Distributors, LLC (the “Distributor”), provides distribution and shareholder services to the Acquiring Funds pursuant to the Distribution and Shareholder Services Plan. Pursuant to the plan, the Distributor may use the distribution fee to provide distribution assistance with respect to an Acquiring Fund’s Class A and Class C shares or to provide shareholder services to the holders of such shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. Under that plan, Class A and Class C shares of the Acquiring Funds pay a distribution and shareholder services (12b-1) fee. Institutional shares of the Acquiring Funds do not pay a shareholder services fee.

Purchase, Exchange, and Redemption Procedures. Each of the Acquired Funds and corresponding Acquiring Fund have similar purchase, redemption, exchange and dividend policies and procedures. For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED FUND AND ACQUIRING FUND – Pricing of Funds and Purchase, Exchange and Redemption Procedures” in this Proxy Statement/Prospectus.

Service Providers. Sterling Capital currently serves as investment adviser to the Acquired Funds, and Sterling Capital currently serves, and will continue to serve following the Reorganizations, as investment adviser to the Sterling Funds, including the Acquiring Funds.

The Transaction resulted in a change in control of SMC and, therefore, constituted an “assignment” of the then-current advisory agreements within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. At the close of the Transaction, Sterling Capital became the investment adviser to the Acquired Funds pursuant to interim advisory agreements between Sterling Capital and each of the Acquired Funds. The interim advisory agreements may only remain in place for up to 150 days after the close of the Transaction. Therefore, the Boards of Directors of the Acquired Funds are also soliciting the approval of each Acquired Fund’s shareholders for new investment advisory agreements between each Acquired Fund and Sterling Capital. The shareholder meeting to approve the proposed new advisory agreements is currently scheduled for the same date and time as the Special Meeting. It is anticipated that the Reorganizations could occur shortly after, or in lieu of, Sterling Capital managing the Stratton Mutual Funds pursuant to the new advisory agreements.

For more information about the advisers, please see the sections titled: “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Investment Management” in this Proxy Statement/Prospectus.

The Acquired Funds and Acquiring Funds currently have the same transfer agent and accounting service providers but different distributors, administrators and custodians. For more information about the management of the Acquiring Funds and service providers to the Acquiring Funds, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Service Providers” in this Proxy Statement/Prospectus.

INVESTMENT RISKS

Like all investments, an investment in an Acquired Fund or Acquiring Fund involves risk. All investments carry some degree of risk that will affect the value of each Acquired Fund and Acquiring Fund, its investment performance and the price of its shares. As a result, you could lose money if you invest in an Acquired Fund or Acquiring Fund. There is no assurance that an Acquired Fund or Acquiring Fund will meet its investment objective. The ability of each Acquired Fund or Acquiring Fund to achieve its investment objective will depend, among other things, on its portfolio manager’s analytical and portfolio management skills. An investment in an Acquired Fund or Acquiring Fund is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each Acquired Fund and corresponding Acquiring Fund are subject to substantially similar principal risks, but each Acquiring Fund may be subject to additional principal and non-principal risks because it is generally subject to fewer investment restrictions with regard to the securities in which it may invest. Those additional risks are discussed below. For a more complete description of the risk factors applicable to each Acquired Fund and Acquiring Fund, please see the risk factors set forth in the prospectuses and statements of additional information of each of the Acquired Funds and Acquiring Funds, which are incorporated by reference into this Proxy Statement/Prospectus.

Mid Cap Value Funds. There are risks involved with any investment, and the principal risks associated with an investment in the Stratton Mid Cap Value Fund and corresponding Acquiring Fund are substantially similar, except that the corresponding Acquiring Fund is also subject to convertible securities risk, company-specific risk and real estate-related investment and REIT risk. Common principal risks include stock market risk, risks related to the fund’s focus on mid cap securities, risks related to the value style of investing and performance of the fund’s investments and the risk that the portfolio manager’s strategy may fail to produce the intended results.

Additional Risks of the Sterling Capital Stratton Mid Cap Value Fund

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Company-specific risk is the possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Real estate-related investments may decline in value as a result of factors affecting the real estate industry, including a decline in the value of the underlying real estate, default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The corresponding Acquiring Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the corresponding Acquiring Fund invests.

Real Estate Funds. There are risks involved with any investment, and the principal risks associated with an investment in the Stratton Real Estate Fund and corresponding Acquiring Fund are substantially similar, except that the Stratton Real Estate Fund discloses risk related to debt securities and the corresponding Acquiring Fund is subject to convertible securities risk and company-specific risk. Common principal risks include stock market risk, risks related to the fund’s focus on REITs and those unique to the real estate market and REITs, risks unique to small cap companies, foreign investment risk and the risk that the portfolio manager’s strategy may fail to produce the intended results.

Additional Risks of the Sterling Capital Stratton Real Estate Fund

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Company-specific risk is the possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Small Cap Value Funds. There are risks involved with any investment, but the principal risks associated with an investment in the Stratton Small Cap Value Fund and corresponding Acquiring Fund are substantially similar except that the corresponding Acquiring Fund is subject to real estate-related investment and REIT risk, company-specific risk and convertible securities risk. Common principal risks include stock market risk, risks related to the fund’s focus on small cap securities, risks related to the value style of investing and performance of the fund’s investments and the risk that the portfolio manager’s strategy may fail to produce the intended results.

Additional Risks of the Sterling Capital Stratton Small Cap Value Fund

Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include decline in the value of the underlying real estate, default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the Fund invests.

Company-specific risk is the possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Non-Principal Risks of the Acquiring Funds. The following are additional non-principal risks for one or more of the Acquiring Funds.

The following risks are additional non-principal risks for each of the Acquiring Funds:

•	Counterparty Risk. The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause a fund to lose the benefit of a transaction or prevent a fund from selling or buying other securities to implement its investment strategies.

•	Dividend Risk. Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

•	Emerging Markets Risk. The risks associated with foreign investments are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•	ETF Risk. The risks associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the fund will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.

•

Investment Company Risk. Investing in another investment company or pooled vehicle, including ETFs, subjects a fund to that company’s risks, including the risk that the investment company will not perform as expected. As a shareholder in an investment company or pooled vehicle, a fund, and indirectly the fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the fund would at the same time continue to pay its own fees and expenses. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. To the extent a fund invests in other investment companies, it is exposed to the risk that the other investment companies or pooled vehicles do not perform as expected.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Preferred Stock Risk. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

•	Sector Risk. The risk that a fund comprised of companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

•	U.S. Government Securities Risk. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, or supported by the full faith and credit of the U.S. government, and so involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

Portfolio Holdings Disclosure

A description of the Acquiring Funds’ policies and procedures with respect to portfolio holdings is available in the Statement of Additional Information of the Acquiring Funds which is incorporated herein by reference.

INFORMATION ABOUT THE REORGANIZATIONS

Summary of the Proposed Reorganizations

At the Special Meeting, the shareholders of each Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the corresponding Acquiring Fund. The Acquiring Funds are newly-organized funds that will commence operations upon consummation of the Reorganizations. If the Plan is approved by the shareholders of the Acquired Funds and the Reorganizations are consummated, each Acquired Fund will transfer all of its assets and liabilities to Sterling Funds, which shall assign all such assets and liabilities to the corresponding Acquiring Fund (the liabilities being transferred are the typical liabilities associated with the day-to-day operations of a mutual fund and none of the Acquired Funds is aware of any other outstanding liabilities), in exchange for full and fractional Institutional shares of the corresponding Acquiring Fund with the same aggregate net asset value (“NAV”) as the NAV of the assets and liabilities transferred as of 4:00 p.m., Eastern Time, on the closing day (the “Closing Date”) of the Reorganizations (the “Valuation Time”). Immediately thereafter, each Acquired Fund will distribute such Acquiring Fund shares to its shareholders by establishing accounts on the Acquiring Funds’ share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund shares deliverable to them, in complete liquidation of the Acquired Funds. Each shareholder will receive Institutional shares of the Acquiring Fund that correspond to the shares he or she owns in the corresponding Acquired Fund. Upon completion of the Reorganizations, each shareholder of the Acquired Funds will own that number of full and fractional Institutional shares of the corresponding Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares of the Acquired Fund as of the Valuation Time.

The estimated cost of the Reorganizations is $700,000. Sterling Capital will pay, or Sterling Capital will cause to be paid, all expenses incurred by the Acquired Funds and Sterling Funds relating to the Reorganizations. Neither the Acquired Funds and their shareholders nor the Acquiring Funds and their shareholders will pay any expenses relating to the Reorganizations.

The Plan may not be changed except by an agreement signed by each party to the Plan. In addition, the Plan may be terminated and the Reorganizations abandoned at any time (whether before or after adoption by the shareholders of the Acquired Funds) at any time prior to the Closing Date by the Boards of Directors of the Acquired Funds and the Board of Trustees of the Sterling Funds, or by the Boards of Directors of the Acquired Funds or the Board of Trustees of Sterling Funds if, among other reasons, any condition of the other party’s obligations set forth in the Plan has not been fully met or waived by the applicable board.

Description of the Acquiring Funds’ Shares

Institutional shares of each of the Acquiring Funds issued to the holders of shares of the corresponding Acquired Fund pursuant to the Reorganizations will be duly authorized, validly issued, fully paid and non-assessable when issued (except as set forth below), will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Funds’ Institutional shares will be sold and redeemed based upon the NAVs of the Acquiring Funds next determined after receipt of a purchase or redemption request, as described in the Acquiring Funds’ prospectus. For additional information about the rights of shareholders of the Acquiring Funds, see “INFORMATION ABOUT THE REORGANIZATIONS – Comparison of Shareholder Rights” in this Proxy Statement/Prospectus.

Reasons for the Reorganizations

Susquehanna Bancshares, Inc., the parent company of SMC, the Acquired Funds’ investment adviser, was acquired by BB&T Corporation (“BB&T”) (the “Transaction”). At the close of the Transaction on August 1, 2015, SMC ceased operations and Sterling Capital Management LLC (“Sterling Capital”), an independently managed subsidiary of BB&T, became investment adviser to each of the Stratton Mutual Funds pursuant to interim advisory agreements. As of June 30, 2015, BB&T is one of the largest financial services holding companies in the U.S. with $191 billion in assets and a market capitalization of $29.6 billion. Based in Winston-Salem, N.C., the company operates 1,903 financial centers in 13 states and Washington, D.C., and offers a full range of consumer and commercial banking, securities brokerage, asset management, mortgage and insurance products and services. The former SMC management team and personnel then providing services to the Acquired Funds became employees of Sterling Capital and continued managing the Acquired Funds. Sterling Capital is also the investment adviser to the Sterling Funds. The Boards of Directors of the Stratton Mutual Funds have determined that it is in the best interests of the shareholders of each Acquired Fund that the Acquired Funds be reorganized into a corresponding newly-created series of Sterling Funds.

The Acquired Funds currently operate as separate legal entities. The Acquired Funds make use of a number of service providers who provide an array of services to the Acquired Funds. These services include administration, accounting, transfer agency, distribution and custody services (“Third Party Service Arrangements”). SMC and Sterling Capital have determined that the Acquired Funds’ shareholders can benefit from the services currently provided to the series of Sterling Funds in that those services will permit the shareholders to continue to be invested in the strategy offered by their respective Acquired Fund if the Reorganizations are approved. Accordingly, SMC and Sterling Capital have recommended that each of the Acquired Funds be reorganized into a new series of Sterling Funds.

SMC and Sterling Capital presented the Plan to the Acquired Funds’ Boards of Directors for consideration and discussion and provided the directors with data and analysis regarding the proposed Reorganizations. SMC and Sterling Capital proposed, and the Board considered, the Reorganizations at a meeting held on July 13, 2015, following initial discussions and informational sessions between SMC and the Board at in-person meetings held on March 24, 2015, April 28, 2015, May 18, 2015 and a telephonic meeting held on May 22, 2015 (collectively, the “Meetings”). The Board also met with Sterling Capital at the March 24, 2015 meeting to discuss the Reorganization and Sterling Capital’s written responses to an information request memorandum provided to Sterling Capital by the Board’s independent legal counsel, respectively. The Board requested and received such information as they determined to be necessary to evaluate the proposed Reorganizations. At the Meetings, the Board received and evaluated materials regarding Sterling Capital and the Acquiring Funds, including the expense structure of each Acquiring Fund and the effect of the proposed Reorganizations on the Acquired Fund shareholders. The directors who are not “interested persons” of the Company under the 1940 Act (the “Independent Directors”) were assisted in their consideration of the proposed Reorganizations by their independent legal counsel.

Based upon the recommendation of SMC and Sterling Capital, the Board’s evaluation of the relevant information prepared by SMC and Sterling Capital and presented to the Board at the Meetings, as well as in-person presentations by representatives of SMC and Sterling Capital, and in light of its fiduciary duties under federal and state law, the Board, including a majority of the Independent Directors, determined that the Reorganization of each Acquired Fund is in the best interests of that Acquired Fund and its respective shareholders, and that the interests of each Acquired Fund’s shareholders would not be diluted or suffer any unfair burden as a result of the proposed applicable Reorganization.

The Board considered the following additional matters, among others, in no order of priority, in approving each Reorganization:

The Terms and Conditions of the Reorganizations. The Board considered the terms of each Plan, and, in particular, that the transfer of the assets of each Acquired Fund will be in exchange for shares of the corresponding Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Acquired Fund and that the proposed Reorganizations would be effected at the net asset values of the Acquired Funds. The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganizations and that the interests of shareholders would not be diluted as a result of either Reorganization. The Board also noted that the Reorganization of each Acquired Fund would be submitted to its shareholders for approval.

Similarity of Investment Objectives, Policies and Restrictions and Continuity of Portfolio Managers. The Board considered whether each Acquiring Fund would be a suitable investment for the Acquired Fund shareholders. The Board considered that the investment objective, policies, limitations and strategies of each Acquired Fund will be substantially similar to those of the corresponding Acquiring Fund. In particular, the Board considered that the similarity of investment strategy, together with the portfolio managers’ continuation of the day-to-day management of each Acquiring Fund’s portfolio, would provide a continuation of portfolio management expertise to the shareholders of the Acquired Funds. The Board considered the historical performance of the Acquired Funds and their benchmarks as well. The Board considered that the each Acquiring Fund will assume the financial and performance history of the corresponding Acquired Fund at the closing of the Reorganization.

Expenses Relating to Reorganization. The Board considered that Sterling Capital will bear all of the expenses associated with the Reorganizations, whether or not consummated, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials, and that the Acquired Funds would not bear such costs.

Relative Expense Ratios and Continuation of Limitation on Expenses. The Board considered that the current annual advisory fee rate paid by each Acquired Fund is expected to decrease by 0.05% in connection with the Reorganizations. The Board also considered that it is expected that each of the Acquiring Funds will pay greater administration and accounting fees than the corresponding Acquired Fund (other than the Stratton Mid Cap Value Fund), but that the other expenses of each Acquiring Fund will be less than those of the corresponding Acquired Fund and that the net effect of these changes is that each Acquired Fund will be expected to pay less in fees and expenses after it is reorganized into the corresponding Acquiring Fund. The Board also considered Sterling Capital’s representations that it has good potential for increasing the size of the Acquiring Funds through its sales and marketing activities. Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Acquiring Funds may allow them, relative to the Acquired Funds and for a longer period, to reduce long-term per share expenses by spreading fixed costs over a larger asset base.

The Experience and Expertise of Sterling Capital. The Board considered in connection with the approval of the New Advisory Agreements that Sterling Capital is an experienced investment advisor with approximately $50 billion in overall assets under management as of June 30, 2015. The Board considered that the same portfolio management team that has satisfactorily managed the Acquired Funds under SMC since their inception will continue to manage the Acquiring Funds. The Board also considered that Sterling Capital is expected to benefit from the proposed Reorganizations through increased investment advisory fees, among other benefits. The Board noted that, as a result, the additional financial benefits to Sterling Capital may give it greater resources to manage mutual funds and other assets that may benefit the Acquiring Funds as well as its other clients.

Federal Income Tax Consequences. The Board considered that each Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and is conditional upon Sterling Capital’s receipt of an opinion of counsel to such effect. Assuming that a Reorganization so qualifies, the tax basis of each Acquired Fund asset generally will be carried over to the corresponding Acquiring Fund, neither the Acquired Fund nor its shareholders generally will recognize any gain or loss for U.S. federal income tax purposes upon the transfer of all of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of the Acquiring Fund shares in exchange for Acquired Fund shares in that Reorganization.

Other Relevant Considerations. The Board considered that each Reorganization permits the shareholders to continue their investment in a mutual fund with a substantially similar investment strategy and the same portfolio management team and a decrease in the expense ratios from their current levels. The Board also considered that Sterling Capital had proposed that, to help ensure continuity of oversight and in recognition of the Board’s long history and deep knowledge and experience with the Funds, the Stratton Funds engage the Independent Directors to provide consulting to Sterling Capital and the Sterling Capital Funds following the Reorganizations. Given that Sterling Capital will benefit from the operational efficiencies associated with the Reorganizations, Sterling Capital agreed to reimburse the Stratton Funds for the costs associated with such consulting arrangements.

Based on the foregoing and additional information presented at the Board meetings discussed above, the Board determined that each Reorganization as proposed by Sterling Capital and SMC are in the best interests of each Acquired Fund and its shareholders, and that the interests of each Acquired Fund’s shareholders would not be diluted or suffer any unfair burden. The Board approved the Reorganization of each Acquired Fund, subject to approval by its shareholders.

If the Plan is not approved by shareholders of any Acquired Fund, the Acquired Fund’s Board may take any further action as it deems to be in the best interests of the Acquired Fund and its shareholders, subject to approval by the Acquired Fund’s shareholders if required by applicable law.

At a meeting held on April 21, 2015, the Board of Trustees of Sterling Funds found that participation in the Reorganizations is in the best interests of the Acquiring Funds and that the interests of shareholders of the Acquiring Funds will not be diluted as a result of the Reorganizations.

Federal Income Tax Consequences

As a condition of the Reorganizations, the Acquiring Funds and the Acquired Funds will receive an opinion from the Acquired Funds’ counsel, Drinker Biddle & Reath LLP, that the Reorganizations will qualify as tax-free reorganizations as defined in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Therefore, neither the Acquired Funds, the Acquiring Funds nor their shareholders will recognize any income, gain or loss for federal income tax purposes as a result of the Reorganizations. In addition, the aggregate tax basis of, and the holding period for, the Acquiring Fund shares received by each shareholder of the Acquired Funds in the Reorganizations will be the same as the aggregate tax basis of, and the holding period for, the Acquired Fund shares exchanged by such shareholder in the Reorganizations, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Reorganizations. The Reorganizations are not expected to have any state tax impacts on shareholders either. An opinion of counsel is not binding on the Internal Revenue Service.

On or before the final valuation of the assets of an Acquired Fund, the Acquired Fund may make one or more distributions to shareholders. Such distributions generally will be taxable as ordinary income or capital gains to shareholders that hold their shares of the Acquired Fund in a taxable account.

Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Comparison of Shareholder Rights

Set forth below is a discussion of the material differences in the rights of shareholders of the Acquired Funds and the rights of shareholders of the Acquiring Funds.

Governing Law. The Acquired Funds are separate legal entities incorporated under the laws of the State of Maryland. Each Acquired Funds’ operations are governed by its own Articles of Incorporation (the “Articles”), By-Laws (“Acquired Fund By-Laws”), and Maryland law.

The Acquiring Funds are separate series of Sterling Funds, which is organized as a Massachusetts business trust. Sterling Funds’ operations are governed by its Declaration of Trust (the “Declaration of Trust”), Bylaws (“Acquiring Funds’ Bylaws”) and Massachusetts law.

The Stratton Mid Cap Value Fund’s authorized capital is 10,000,000 shares of common stock, par value $0.10 per share. The Stratton Real Estate Fund’s authorized capital is 10,000,000 shares of common stock, par value $1.00 per share. The Stratton Funds, Inc. is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share, and to classify and reclassify any authorized and unissued shares into one or more series or classes. At present, the Board of Directors of The Stratton Funds, Inc. has authorized the issuance of 200,000,000 shares of Class A common stock representing interests in the Stratton Small Cap Value Fund.

The Declaration of Trust authorizes the Board of Trustees of the Acquiring Funds to issue an unlimited number of shares, which are units of beneficial interest.

Shareholder Liability. With respect to the Acquired Funds, Maryland law provides that a shareholder does not have liability for the obligations of the corporation.

With respect to the Acquiring Funds, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Funds. However, the Acquiring Funds’ Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Acquiring Funds or trustees of Sterling Funds. The Declaration of Trust provides for indemnification out of a fund’s property for all loss and expense of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund would be unable to meet its obligations.

Voting Rights. Shareholders of each of the Acquired Funds have power to vote (i) for the election or removal of directors, (ii) with respect to any contract with a service provider if shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Acquired Fund in which they hold shares if required under the Articles, the 1940 Act or Maryland law, (iv) with respect to certain amendments of the Articles, and (v) with respect to such additional matters relating to the Articles as may be required by the Articles and Acquired Fund By-Laws, the 1940 Act or any other federal or state law, or as the directors may consider necessary or desirable. Shareholders do not have cumulative voting rights in the election of any director or directors. Shares of the Acquired Funds may be voted in person or by proxy.

Shareholders of each of the Acquiring Funds have power to vote only: (i) for the election of trustees as provided in Article IV, Section 1 of the Declaration of Trust, provided, however, that no meeting of shareholders is required to be called for the purpose of electing trustees unless and until such time as less than a majority of the trustees have been elected by the shareholders, (ii)

with respect to any manager or sub-adviser as provided in Article IV, Section 6 of the Declaration of Trust to the extent required by the 1940 Act, (iii) with respect to any termination of Sterling Funds to the extent and as provided in Article IX, Section 4 of the Declaration of Trust, (iv) with respect to any amendment of the Declaration of Trust to the extent and as provided in Article IX, Section 7 of the Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Sterling Funds or its shareholders, and (vi) with respect to such additional matters relating to the Sterling Funds as may be required by law, the Declaration of Trust, the Acquiring Funds’ By-Laws or any registration of Sterling Funds with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. The shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the trustees have determined that only the interests of one or more particular series are affected or as required by law, all of the shares of each series or class shall, on matters as to which it is entitled to vote, vote with other series so entitled as a single class. There shall be no cumulative voting in the election of trustees. Shares may be voted in person or by proxy.

Shareholder Meetings. The Acquired Funds do not intend to hold annual shareholder meetings except as required by the 1940 Act or other applicable law. The Acquired Funds are each a separate legal entity and the shareholders of each will vote separately. Under certain circumstances, shareholders have the right to call a shareholders meeting to consider the removal of one or more directors.

The Sterling Funds do not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Meetings of the shareholders may be called by the trustees for the purpose of electing trustees as provided in Article IV, Section 1 of the Declaration of Trust and for such other purposes as may be prescribed by law, by the Declaration of Trust or by the Acquiring Funds’ Bylaws. Meetings of the shareholders may also be called by the trustees from time to time for the purpose of taking action upon any other matter deemed by the trustees to be necessary or desirable.

Shares Classes. The Acquired Funds are separate legal entities. Each share of a particular Acquired Fund has equal voting, dividend and distribution and liquidation rights with other shares of such fund.

The Acquiring Funds are each separate series of Sterling Funds. Currently, the Acquiring Funds offer three classes of shares: Class A, Class C and Institutional shares, each of which has its own expense structure. Class A and Class C Shares are available to investors who are fiduciary clients of BB&T and who are not otherwise eligible for Institutional shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on Sterling Funds matters, except with respect to matters as to which the Sterling Funds’ trustees have determined that only the interests of one or more particular series are affected or when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class. In addition to Class A, Class C and Institutional shares, the Sterling Funds also offer Class R Shares, which has its own expense structure. Class B Shares are closed to new purchases.

Institutional shares are available only to Branch Banking and Trust Company and its affiliates and other financial service providers or intermediaries approved by the Acquiring Funds for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity; to individuals or corporations investing $1,000,000 or more; to employees of Sterling Capital; and to Trustees of the Sterling Funds; and, assuming consummation of the Reorganizations, Institutional shares will be available to shareholders who purchased shares through a Reorganization.

Pro Forma Capitalization

The following table sets forth the capitalization of each Acquired Fund as of July 29, 2015 and, on a pro forma basis, the capitalization of the corresponding Acquiring Fund, assuming that the Reorganizations have been completed. Pro forma capitalization information is provided for the Acquiring Funds, as such funds will not have commenced operations prior to the Reorganizations. The following is an example of the number of shares of each Acquiring Fund that would be exchanged for shares of the corresponding Acquired Fund if the Reorganizations were consummated on July 29, 2015 and do not reflect the number of shares or value of shares that would actually be received if the Reorganizations, as depicted, occur. Each shareholder of each Acquired Fund will receive the number of full and fractional Institutional shares of the corresponding Acquiring Fund equal in value to the value (as of the Valuation Time) of the shares of the Acquired Fund held by the shareholder. As noted, the Acquiring Funds are newly-organized funds, without assets or liabilities, and were created for the purpose of acquiring the assets and liabilities of the Acquired Funds. The Acquired Funds will be the accounting survivors for financial statement purposes.

Mid Cap Value Fund	Acquired Fund (unaudited)	Pro Forma Adjustments to Capitalization	Acquiring Fund after Reorganization (Pro Forma) (unaudited)
Net Assets	$72,212,091	—	$72,212,091

Total Shares Outstanding	1,247,240	—	1,247,240

Net Asset Value Per Share	$57.90	—	$57.90

Real Estate Fund	Acquired Fund (unaudited)	Pro Forma Adjustments to Capitalization	Acquiring Fund after Reorganization (Pro Forma) (unaudited)
Net Assets	$97,835,629	—	$97,835,629

Total Shares Outstanding	2,763,200	—	2,763,200

Net Asset Value Per Share	$35.41	—	$35.41

Small Cap Value Fund	Acquired Fund (unaudited)	Pro Forma Adjustments to Capitalization	Acquiring Fund after Reorganization (Pro Forma) (unaudited)
Net Assets	$1,420,282,362	—	$1,420,282,362

Total Shares Outstanding	19,223,318	—	19,223,318

Net Asset Value Per Share	$73.88	—	$73.88

ADDITIONAL COMPARISONS OF THE

ACQUIRED FUNDS AND ACQUIRING FUNDS

Investment Restrictions

Each Acquiring Fund has adopted certain investment restrictions that are substantially similar to those of the corresponding Acquired Fund, but generally each Acquiring Fund is subject to fewer investment restrictions than the corresponding Acquired Fund. These restrictions are discussed below. A more complete description of the Acquired Funds’ and Acquiring Funds’ investment restrictions is set forth in Appendix B.

Similar to the Acquired Funds, each Acquiring Fund may not, with respect to 75% of its assets and subject to certain exceptions, invest more than 5% of its assets in any one issuer or hold more than 10% of the outstanding voting securities of any one issuer.3 Subject to certain exceptions, both the Acquiring Funds and the Acquired Funds impose limits on making short sales, buying securities on margin, underwriting securities and, with the exception of the Stratton Small Cap Value Fund, investing in illiquid securities. Subject to certain exceptions, each of the Stratton Mid Cap Value Fund, the Stratton Small Cap Value Fund and the corresponding Acquiring Fund will not invest more than 25% of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

Each Acquired Fund may not borrow money except from banks for temporary or emergency purposes, provided that such borrowings shall not exceed 5% of its total assets, issue senior securities4 or invest in securities of other investment companies, provided that Stratton Small Cap Value Fund may invest in securities of other investment companies if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange. Each Acquiring Fund may borrow, issue senior securities and invest in the securities of other investment companies subject to the limits under the 1940 Act. Each Acquiring Fund is not subject to similar investment restrictions as the corresponding Acquired Fund with respect to pledging or hypothecating its assets, investing for purposes of exercising control, purchasing securities from issuers in which directors or officers of the fund have invested beyond certain thresholds or investing in calls. Each of Stratton Mid Cap Value Fund

3 Each Acquiring Fund may not, with respect to 75% of its assets and subject to certain exceptions, invest more than more than 10% of any class of securities of the issuer.

4 Except to the extent that Stratton Real Estate Fund borrows money from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets or mortgages, pledges or hypothecates its assets to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the value of its total assets.

and Stratton Real Estate Fund will not invest more than 5% of the value of its total assets in securities of issuers that have not been in operation for at least three years of continuous operations. The corresponding Acquiring Funds do not have a similar restriction.

No Acquiring Fund nor any Acquired Fund may change any of its fundamental investment restrictions without a vote of its shareholders. A non-fundamental investment restriction may be changed by the applicable Boards of Directors/Board of Trustees without shareholder vote. Please be aware that this is only a brief description of the investment restrictions applicable to each Acquired and Acquiring Fund. The above discussion is not comprehensive, and a more complete description of each Acquired Fund’s and Acquiring Fund’s investment restrictions is set forth in the prospectuses and statements of additional information of the Acquired Funds and Acquiring Funds, which are incorporated by reference into this Proxy/Prospectus.

Board(s) of Directors/Trustees

The management of the business and affairs of the Acquired Funds is the responsibility of the Acquired Funds’ Boards of Directors, each of which consists of seven directors, five of whom are not “interested persons” as that term is defined under the 1940 Act (“Independent Directors”). The management of the business and affairs of the Acquiring Funds is the responsibility of the Sterling Funds Board of Trustees, which has five Independent Directors and one trustee who is treated as an interested person. Each board selects the officers who are responsible for the day-to-day operations. In order to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser, Mr. Bernard A. Francis, Jr., an “interested director” of the Acquired Fund, resigned from the Board effective as of the consummation of the Transaction so that at least 75% of the Directors are not “interested persons” of either SMC or Sterling Capital. The Sterling Funds Board of Trustees will oversee the Acquiring Funds.

For more information about the Acquired Funds’ boards, please refer to the Statement of Additional Information for the Acquired Funds dated May 1, 2015 which is incorporated by reference into this Proxy Statement/Prospectus. For more information about the Sterling Funds board, please refer to the Statement of Additional Information relating to this Proxy/Prospectus which is available upon request.

Investment Management

Sterling Capital currently serves as investment adviser to each Acquired Fund pursuant to interim investment advisory agreements. Prior to the consummation of the Transaction, SMC served as the investment adviser to the Acquired Funds. The Transaction resulted in a change in control of SMC and, therefore, constituted an “assignment” of the then-current advisory agreements within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. As of the consummation of the Transaction, Sterling Capital replaced SMC as investment adviser to each of the Acquired Funds pursuant to interim advisory agreements. There is a shareholder meeting to approve proposed new advisory agreements between each Acquired Fund and Sterling Capital currently scheduled for the same date and time as the Special Meeting. It is anticipated that the Reorganizations could occur shortly after, or in lieu of, Sterling Capital managing the Stratton Mutual Funds pursuant to the new advisory agreements.

Sterling Capital will serve as the investment adviser to the Acquiring Funds and will provide the day-to-day portfolio management services. Below is a description of Sterling Capital.

Sterling Capital Management LLC. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation. Sterling Capital manages and supervises the investment of the Acquiring Funds’ assets on a discretionary basis, subject to oversight by the Acquiring Funds’ Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of June 30, 2015, Sterling Capital had approximately $50 billion in assets under management.

The Sterling Funds and Sterling Capital have obtained exemptive relief from the SEC that permits Sterling Capital, subject to certain conditions, including the one-time prior approval of the Sterling Funds’ Board of Trustees and shareholders, to appoint and replace sub-advisers, as appropriate, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Acquiring Funds without shareholder approval. Sterling Capital has received the one-time approval from the Sterling Funds’ Board of Trustees and shareholders. Pursuant to the exemptive relief from the SEC, Sterling Capital now has the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by Sterling Capital. Such relief has been granted only with respect to unaffiliated sub-advisers. Sterling Capital has the ultimate responsibility, subject to oversight by the Sterling Funds’ Board of Trustees, to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Portfolio Manager. The portfolio managers currently managing each Acquired Fund, who also managed each Acquired Fund prior to the consummation of the Transaction, will continue to manage the corresponding Acquiring Funds. Each portfolio manager currently responsible for the day-to-day management of an Acquired Fund will be responsible for the day-to-day management of the corresponding Acquiring Fund. There will be no change in portfolio manager for any of the Acquired Funds following the Reorganizations.

Shawn M. Gallagher, CFA, is primarily responsible for the day-to-day management of the Stratton Mid Cap Value Fund. He has managed the Fund since 2012. He was named President of the Fund in 2012 and has worked on the Fund since 2010. He served as Vice President of SMC until August 2015 and was an Equity Analyst of SMC from 2005 to August 2015. He is currently a Director and Portfolio Manager with Sterling Capital.

Andrew T. DiZio, CFA, is primarily responsible for the day-to-day management of the Stratton Real Estate Fund. He has managed the Fund since 2012. He was named President of the Fund in 2012. He served as Vice President of SMC from 2012 to August 2015. Prior to joining SMC, he was Vice President at Janney Montgomery Scott where he served as a Real Estate Investment Trust sector analyst since 2007. He is currently a Director and Portfolio Manager with Sterling Capital.

Gerald M. Van Horn, CFA, manages the Stratton Small Cap Value Fund. He is President of the Small Cap Value Fund. Mr. Van Horn has managed the Fund since 2000. He has been a Director, and Chairman and CEO of the Funds since 2013. He served as Senior Vice President of SMC from 2008 to August 2015 and as Portfolio Manager of SMC from 2000 to August 2015. He is currently an Executive Director and Portfolio Manager with Sterling Capital.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of securities of the Acquired Funds.

Investment Advisory Fees. Sterling Capital has entered into interim investment advisory agreements relating to each Acquired Fund and investment advisory agreements relating to each Acquiring Fund. The following chart shows the investment advisory fees of each Acquired Fund and corresponding Acquiring Fund. Please note that the Acquired Funds’ investment advisory fees did not change following the consummation of the Transaction. Each Acquired Fund’s and Acquiring Fund’s management fee is based on a percentage of such fund’s average daily net assets.

Stratton Mid Cap Value Fund Investment Advisory Fees	Sterling Capital Stratton Mid Cap Value Fund Investment Advisory Fees
0.75%	0.70%

Stratton Real Estate Fund Investment Advisory Fees	Sterling Capital Stratton Real Estate Fund Investment Advisory Fees
0.625%	0.575%

Stratton Small Cap Value Fund Investment Advisory Fees	Sterling Capital Stratton Small Cap Value Fund Investment Advisory Fees
0.90%	0.85%

A discussion of the basis for the approval by the Boards of Directors of the Acquired Funds of the investment advisory contracts will be available in the Acquired Funds’ semi-annual report to shareholders for the period ended June 30, 2015 and will be disclosed in the separate proxy statement soliciting your vote to approve a new investment advisory agreement between each Acquired Fund and Sterling Capital.

A discussion of the basis for the approval by the Board of Trustees of Sterling Funds of the Acquiring Funds’ investment advisory contracts will be available in the Acquiring Funds’ first shareholder report after the Closing Date.

For the fiscal year ended December 31, 2014, SMC earned $652,605, $532,385 and $11,645,962 from the Stratton Mid Cap Value Fund, Stratton Real Estate Fund and Stratton Small Cap Value Fund, respectively.

Service Providers

As outlined below, the Acquired Fund and Acquiring Fund have the same transfer agent and accounting service providers but different administrators, distributors, custodians, independent registered public accountants and counsel. Below is a side-by-side comparison of the companies providing services to the Acquired and Acquiring Funds and a brief description of the services provided.

Acquired Funds	Acquiring Funds
Transfer agency, fund administration and fund accounting	Transfer agency and fund accounting

    BNY Mellon Investment Servicing (US) Inc. (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, provides most of the back office services to the Acquired Funds. Pursuant to certain agreements, BNY provides the services commonly and separately referred to as fund administration, fund accounting and transfer agency. BNY is also the funds’ dividend paying agent.

    As the funds’ Accounting Services Agent, BNY is responsible for certain accounting services such as computation of the net asset value of the funds’ shares and maintenance of certain of the funds’ books and financial records. Each fund pays BNY an accounting services fee based on each portfolio’s average net assets, which is computed daily and paid monthly.

BNY Mellon Investment Servicing (US) Inc.(“BNY”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent to the Acquiring Funds pursuant to a Transfer Agency and Blue Sky Services Agreement. BNY receives a fee based on the type of services provided to the funds as agreed upon by the funds and BNY.

BNY also provides fund accounting services to the funds pursuant to the Fund Accounting Agreement. For its services, BNY receives a fee from each fund at the annual rate of 0.0075% of that fund’s average daily net assets.

Fund administration

Sterling Capital Management LLC, 434 Fayetteville Street, 5th Floor, Raleigh, North Carolina 27601, serves as each fund’s administrator. The administrative services of the administrator include providing office space, equipment and clerical personnel to the funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as each fund’s sub-administrator.

Distribution

    Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the funds’ principal underwriter pursuant to underwriting agreements for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of each fund.

Sterling Capital Distributors, LLC, 899 Cassatt Rd., 400 Berwyn Park, Suite 110, Berwyn, PA 19312, serves as the principal underwriter of each fund’s shares. It may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. Sterling Capital Distributors, LLC is a wholly-owned subsidiary of Foreside Distributors, LLC. It is not affiliated with the Acquiring Funds’ administrator or investment adviser or their affiliates.

Custodian
The Bank of New York Mellon, One Wall Street, New York, NY 10286, serves as the custodian of each fund’s assets pursuant to custodian agreements.	U.S. Bank, National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the custodian to the funds.
Independent registered public accounting firm
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected as the independent registered public accounting firm.	KPMG LLP has been selected as the independent registered public accounting firm. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.
Counsel
Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103, is counsel to the funds.	Ropes & Gray LLP, One Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, is counsel to the funds.

Distribution and Shareholder Services Plans

The Acquired Funds have not adopted distribution and/or shareholder service plans. Each of the Acquiring Funds has adopted a distribution and/or shareholder services plan. The Acquiring Funds’ principal underwriter, Sterling Capital Distributors, LLC (the “Distributor”), provides distribution and shareholder services to the Acquiring Funds pursuant to the Distribution and Shareholder Services Plan. Pursuant to the plan, the Distributor may use the distribution fee to provide distribution assistance with respect to an Acquiring Fund’s Class A and Class C shares or to provide shareholder services to the holders of such shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. Under that plan, Class A and Class C shares of the Acquiring Funds pay a distribution and shareholder services (12b-1) fee. Institutional shares of the Acquiring Funds do not pay a shareholder services fee.

Pricing of Funds and Purchase, Exchange and Redemption Procedures

Procedures for pricing and procedures and policies relating to the purchase and redemption of shares of the Acquired Funds and Acquiring Funds are substantially similar. A comparison of the differences in such procedures and policies for the Acquired Funds and Acquiring Funds is set forth below.

Pricing of Funds. The procedures for pricing for each Acquired Fund and corresponding Acquiring Fund are substantially similar in all material aspects. Both the Acquired Funds and the Acquiring Funds determine the market value of the respective fund’s investments primarily on the basis of readily available market quotations. If market prices are not readily available or a price provided by a pricing service does not reflect fair value, both the Acquired Funds and the Acquiring Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees or Boards of Directors, as applicable.

Purchases. The procedures and policies relating to the purchase of shares of each Acquired Fund and corresponding Acquiring Fund are substantially similar. The Acquired Funds and the Acquiring Funds permit investors to purchase shares directly from the Funds or through a broker or financial intermediary on any business day that the Acquired Funds or Acquiring Funds, as applicable, are open. The Acquired Funds and the Acquiring Funds permit investors to invest any amount they choose, subject to minimum purchase requirements.

Redemptions. The procedures and policies relating to the redemption of shares for the Acquired Funds and the Acquiring Funds are substantially similar. In addition to traditional redemption methods provided by the Acquired Funds, the Acquiring Funds permit online redemptions.

Each of the Acquired Funds charges a redemption or exchange fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

Exchanges. The Acquired Funds permit exchanges of shares of any one Acquired Fund for shares of another. The Acquiring Funds permits shareholders to exchange shares in one fund for shares of the same class in another Sterling Capital Fund.

For more information regarding the Pricing of Funds and Purchase, Exchange, and Redemption Procedures, please refer to the prospectuses of the Acquired Funds and the Acquiring Funds, which are incorporated by reference into this Proxy Statement/Prospectus.

Dividends, Distributions and Taxes

Dividends and Distributions. As outlined below, the Acquired Funds and Acquiring Funds have similar policies for dividends and distributions.

Shareholders of each Acquired Fund and Acquiring Fund are entitled to dividends and distributions arising from net investment income and net realized gains. Shareholders of each Acquired Fund are entitled to dividends and distributions when declared by the Board of Directors of such fund. The Stratton Real Estate Fund generally declares and pays dividends, if any, on a semi-annual basis; however it may declare and pay dividends more frequently. The Stratton Mid Cap Value and Stratton Small Cap Value Funds declare and pay dividends, if any, from net investment income semi-annually and annually, respectively. The Acquiring Funds will declare and pay dividends, if any, annually. Unless an Acquired Fund shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of such Acquired Fund. Unless an Acquiring Fund shareholder requests otherwise, all dividends and distributions will be automatically reinvested.

Purchasing shares of an Acquired Fund or Acquiring Fund shortly before it makes dividends or capital gain distributions will have the effect of returning a portion of the purchase price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after a distribution is made by the Acquired Fund or the Acquiring Fund.

Distribution (12b-1) fees compensate financial intermediaries, including banks, brokers and other investment representatives for services and expenses relating to the sale and distribution of a fund’s shares and/or for providing shareholder services. Shareholders of the Acquired Funds and shareholders of Institutional shares of the Acquiring Funds do not pay 12b-1 fees.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PROPOSALS

VOTING INFORMATION

Quorum Requirements

A quorum for purposes of voting upon the Reorganizations at the Special Meeting for each Acquired Fund shall consist of a majority of the shares issued, outstanding and entitled to vote. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the same effect as casting a vote against a proposal. Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining if a quorum is present, but as not entitled to vote and will have the effect of a vote against approval of a proposal.

In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of each Acquired Fund is required for approval of each proposal. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50 percent of the outstanding shares of stock of an Acquired Fund on the Record Date or (ii) 67 percent or more of the shares of stock of an Acquired Fund present at the Special Meeting if more than 50 percent of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Special Meeting.

Abstentions will be treated as shares voted against a proposal.

A shareholder of an Acquired Fund who objects to the proposed Reorganizations will not be entitled under either Maryland law or the applicable Articles to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganizations are consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at the then-current NAV. Shares of the Acquired Funds also may be redeemed at any time prior to the consummation of the Reorganizations. Redeeming shareholders will receive the NAV next computed after receipt of the redemption request. Shareholders of the Acquired Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganizations or exchanging such shares in the Reorganizations.

Approval of the Reorganizations will occur only if a sufficient number of votes are cast “FOR” each proposal.

If shareholders of an Acquired Fund do not vote to approve the Reorganization, the directors of the Acquired Fund will consider other possible courses of action in the best interests of the

Acquired Fund’s shareholders, which may include identifying other potential investment advisers to manage the Acquired Fund, identifying other trusts to reorganize the Acquired Fund into or liquidating the Acquired Fund.

Adjournment and Postponements

In the event that a quorum of the outstanding shares of each Acquired Fund are not represented at the Special Meeting or at any adjournment thereof or, even though a quorum is so represented, in the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting to be held within a reasonable time after the date originally set for the Special Meeting, and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote those proxies which instruct them to vote in favor of a proposal in favor of any such adjournment, and will vote those proxies which instruct them to vote against or to abstain from voting on a proposal against any such adjournment. Any such adjournment must be approved by a majority of the shares voting on the matter.

In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment or postponement will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. Any business that might have been transacted at the Special Meeting with respect to the Acquired Funds may be transacted at any such adjourned session(s) at which a quorum is present.

Revocation of Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to Stratton Mutual Funds, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number or on the website listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Shareholders Entitled to Vote

Only shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each whole share held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The number of shares of beneficial interest of each Acquired Fund that were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting are as set out below:

Number of shares outstanding
Stratton Mid Cap Value Fund	1,247,240.346
Stratton Real Estate Fund	2,763,183.804
Stratton Small Cap Value Fund	19,247,256.002

Method and Cost of Solicitation

The Acquired Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Sterling Capital, who will not be paid for these services. Solicitation may also be made by Broadridge Financial Solutions, Inc. (“Broadridge”), a paid proxy solicitation firm, at an estimated cost of $700,000. Sterling Capital will pay (or will cause to be paid) the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies. The agreement with Broadridge provides for the indemnification of Broadridge in certain circumstances and requires Broadridge to keep certain information confidential.

Security Ownership of Certain Beneficial Owners and Management

To the knowledge of the Acquired Funds, as of the Record Date, no director or officer owned, on an individual basis, more than 1% of the outstanding shares of any Fund. As of the Record Date, beneficial ownership in the Acquired Funds by the Directors and officers, as a group, was as follows:

Fund	Amount of Shares Owned	Percent Owned
Stratton Mid Cap Value Fund	20,462.11	1.64%
Stratton Real Estate Fund	35,292.82	1.28%
Stratton Small Cap Value Fund	27,432.13	0.14%

As of the Record Date, the Acquiring Funds had no shares outstanding.

As of the Record Date, to the knowledge of the directors and management of the Acquired Funds, other than as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of any Acquired Fund. Shareholders indicated below holding greater than 25% of the Acquired Fund may be “controlling persons” under the 1940 Act. Persons controlling the Acquired Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Stratton Mid Cap Value Fund

Name and Address	Amount of Shares Owned	Percent Owned
Charles Schwab & Co Inc. Reinvest Acct Attn: Book Entry 8th Floor 101 Montgomery Street San Francisco, CA 10292-2008	336,630.788	26.99%

SEI Private Trust Company c/o Mellon Bank Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	160,491.645	12.86%

Stratton Real Estate Fund

Name and Address	Amount of Shares Owned	Percent Owned
Charles Schwab & Co Inc. Reinvest Acct Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4122	385,349.032	13.94%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	283,067.707	10.24%

Stratton Small Cap Value Fund

Name and Address	Amount of Shares Owned	Percent Owned
Charles Schwab & Co Inc. SPL CSTY A/C FBO Customers Reinvest Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4122	4,633,782.852	24.09%

Wells Fargo Bank, NA FBO Omnibus Account P.O. Box 1533 Minneapolis, MN 55480	4,146,719.694	21.56%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	3,311,987.208	17.22%

First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	3,221,973.803	16.75%

Interest of Certain Persons in the Transaction

Gerald M. Van Horn, portfolio manager and President of the Stratton Small Cap Value Fund and a director of the Acquired Funds; Shawn M. Gallagher, portfolio manager of the Stratton Mid Cap Value Fund and an officer of the Acquired Funds; Andrew T. DiZio, portfolio manager of the Stratton Real Estate Fund and officer of the Acquired Funds; Lynne M. Cannon, Chief Compliance Officer and Chief Financial Officer of the Acquired Funds; Michelle A. Whalen, Assistant Vice President of the Acquired Funds; and Patricia L. Sloan, Secretary and Treasurer of the Acquired Funds may be deemed to have an interest in the Reorganizations because each will continue to provide services to the corresponding Acquiring Fund if the Reorganizations are approved and will receive compensation for such services. The Independent Directors may have an interest in the Reorganizations because Sterling Capital had proposed that, to help ensure continuity of oversight and in recognition of the Board’s long history and deep knowledge and experience with the Funds, the Stratton Funds engage the Independent Directors to provide consulting to Sterling Capital and the Sterling Capital Funds following the Reorganizations.

FURTHER INFORMATION ABOUT THE ACQUIRED FUNDS

AND THE ACQUIRING FUNDS

More information about the Acquired Funds and the Acquiring Funds is included in: (i) the Acquired Funds’ Prospectus dated May 1, 2015; (ii) the Acquired Funds’ Statement of Additional Information dated May 1, 2015; (iii) the Acquiring Funds’ Prospectus filed with the SEC on July 23, 2015; (iv) the Acquiring Funds’ Statement of Additional Information filed with the SEC on July 23, 2015 and (v) the Statement of Additional Information dated August 20, 2015 (relating to this Proxy Statement/Prospectus). You may request free copies of the Acquired Funds’ Prospectus or Statement of Additional Information (including any supplements) by writing the Stratton Mutual Funds c/o BNY Mellon Investment Servicing (U.S.) Inc., P.O. Box 9801 Providence, RI 02940, by calling 1-800-472-4266, by emailing at email@strattonfunds.com or on the Acquired Funds’ website at www.strattonfunds.com.

You can request a free copy of the Acquiring Funds’ Prospectus and Statement of Additional Information, by calling 1-800-228-1872 or by writing to: Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762. In addition, a current Prospectus for the Acquiring Funds accompanies this Proxy/Prospectus.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by Sterling Funds with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

The Acquired Funds and the Acquiring Funds also file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Other Business

You will also be receiving a separate proxy statement soliciting your vote to approve new investment advisory agreements between Stratton Mutual Funds and Sterling Capital. The Transaction resulted in a change in control of SMC and, therefore, constituted an “assignment” of the current advisory agreements within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. At the close of the Transaction, Sterling Capital became the investment adviser to the Acquired Funds pursuant to interim advisory agreements between Sterling Capital and each of the Acquired Funds. The interim advisory agreements may only remain in place for up to 150 days after the close of the Transaction. Therefore, the Boards of Directors of the Acquired Funds are also soliciting the approval of shareholders of each of the Acquired Funds for new investment advisory agreements between each Acquired Fund and Sterling Capital. The shareholder meeting to approve the proposed new advisory agreement is currently scheduled for the same date and time as the Special Meeting. It is anticipated that the Reorganizations could occur shortly after, or in lieu of, Sterling Capital managing the Stratton Mutual Funds pursuant to the new advisory agreements.

The Boards of Directors of the Acquired Funds know of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Delivery of Proxy Statement

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We are only delivering one proxy statement to multiple shareholders sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your financial intermediary or direct a written request to Stratton Mutual Funds, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212 or call toll-free 1-800-472-4266. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their financial intermediary or the applicable Acquired Funds directly.

Shareholder Meetings and Proposals

The Acquired Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganizations are not completed, the next meeting of the shareholders of the Acquired Funds will be held at such time as the Boards of Directors may determine or at such time as may be legally required. Under certain circumstances, shareholders have the right to call a shareholders meeting to consider the removal of one or more directors. Any shareholder who wishes to submit a proposal to be considered at a future meeting must do so within a reasonable time before proxy materials are printed and mailed. The Board has not adopted formal procedures for investor communications with the Board.

Experts

The audited financial statements for the Acquired Funds included in the Acquired Funds’ Annual Report dated December 31, 2014, have been audited by Tait, Weller and Baker LLP, independent registered public accounting firm, as set forth in its report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

The Acquiring Funds have not yet commenced operations and, therefore, have not yet produced financial statements.

A copy of the Notice of Shareholder Meeting, the Proxy Statement/Prospectus and the

Proxy Card are available at www.proxyvote.com.

By Order of the Boards of Directors of the Acquired Funds

/s/ Gerald M. Van Horn
Gerald M. Van Horn

August 26, 2015

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of               , 2015 by and among the Stratton Funds, Inc., a Maryland corporation (“SFI”), on behalf of the Stratton Small Cap Value Fund (the “Small Cap Fund”), the Stratton Mid Cap Value Fund, Inc., a Maryland corporation (“SMCFI”) on behalf of the Stratton Mid Cap Value Fund (the “Mid Cap Fund”), the Stratton Real Estate Fund, Inc., a Maryland corporation (“SREFI”), on behalf of the Stratton Real Estate Fund (the “Real Estate Fund” and, together with the Small Cap Fund and the Mid Cap Fund, the “Stratton Funds”) and the Sterling Capital Funds, a Massachusetts business trust (“SCF” and, together with SFI, SMCFI and SREFI, the “Parties” and each, individually, a “Party”), on behalf of several of its series listed on Exhibit A hereto (the “Sterling Funds”). Sterling Capital Management, LLC, a North Carolina limited liability company, (“SCM”) joins this Agreement solely for purposes of Article VII and paragraphs 5.1, 5.12 and 5.13. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

SFI issues shares of common stock representing an interest in the Small Cap Fund. SMCFI issues shares of common stock representing an interest in the Mid Cap Fund. SREFI issues shares of common stock representing an interest in the Real Estate Fund. Likewise, SCF issues a separately designated series of shares of beneficial interest representing an interest in each Sterling Fund.

The Parties wish to conclude a series of business combination transactions under the terms set forth in this Agreement in which: (1) all of the Fund Assets of each Stratton Fund will be transferred to a corresponding Sterling Fund as set forth on Exhibit A in exchange for Institutional Shares of the corresponding Sterling Fund and the assumption by that Sterling Fund of all of the corresponding Stratton Fund’s Liabilities, and (2) Institutional Shares of the Sterling Fund will be distributed to holders of shares of the corresponding Stratton Fund in complete liquidation of such Stratton Fund (each a “Reorganization”).

The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Directors of each Stratton Fund (collectively referred to as the “Stratton Board”), including a majority of directors who are not “interested persons” of the Stratton Funds (“Independent Directors”) (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), has determined with respect to each Stratton Fund that: (1) participation in its Fund Transaction (as defined in paragraph 1.1) is in the best interests of the Stratton Fund and its shareholders, and (2) the interests of existing shareholders of the Stratton Fund will not be diluted as a result of its Fund Transaction.

The Board of Trustees of SCF (the “SCF Board”), including a majority of trustees who are not “interested persons” of the Sterling Funds (“Independent Trustees”) (as defined in Section 2(a)(19) of the 1940 Act), has determined with respect to each Sterling Fund that: (1) participation in its Fund Transaction is in the best interests of the Sterling Fund and its shareholders, and (2) the interests of existing shareholders of the Sterling Fund will not be diluted as a result of its Fund Transaction.

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1     The Reorganization and Fund Transactions.   In accordance with the laws of the State of Maryland (“Maryland Law”) and the laws of the Commonwealth of Massachusetts (“Massachusetts Law”), on the Closing Date, upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, each of SFI, SMCFI and SREFI shall assign, deliver and otherwise transfer all of its respective Fund Assets of each Stratton Fund, subject to all of the Liabilities of such Stratton Fund, to SCF which shall assign the Fund Assets of each Stratton Fund that it receives to the Sterling Fund set opposite such Stratton Fund on Exhibit A hereto (each such pair of corresponding Sterling Funds and Stratton Funds, a “Transaction Party” of the other), and SCF, on behalf of each Sterling Fund shall assume all of the Liabilities of each Stratton Fund and shall assign the Liabilities of each Stratton Fund that it assumes to that Stratton Fund’s Transaction Party. In consideration of the foregoing, SCF, on behalf of each Sterling Fund, shall on the Closing Date deliver to each of SFI, SMCFI and SREFI full and fractional (to the third decimal place) Institutional Shares of beneficial interest of each series representing an interest in a corresponding Sterling Fund, the number of which shall be determined as set forth in paragraph 2.2 for each series. (Each such transaction between a Stratton Fund and its Transaction Party is hereinafter referred to as a “Fund Transaction”.) At and after the Closing Date, all of the Fund Assets of each Stratton Fund shall become and be the Fund Assets of its Sterling Fund Transaction Party and all of the Liabilities of each Stratton Fund shall become and be the Liabilities of and shall attach to its Transaction Party. The Liabilities of each Stratton Fund may henceforth be enforced only against its Transaction Party to the same extent as if such Fund Liabilities had been incurred by such Transaction Party subject to any defense and/or set off that Stratton Fund was entitled to assert immediately prior to the Closing Date and further subject to any defense and/or setoff that SCF or a Sterling Fund may from time to time be entitled to assert.

1.2     Stratton Fund Assets.   At least fifteen Business Days prior to the Closing Date, each of SFI, SMCFI and SREFI will provide SCF with a schedule of the securities and other assets and known Liabilities of their respective Stratton Fund, and SCF will provide each of SFI, SMCFI and SREFI with a copy of the current investment objective, principal strategies and restrictions applicable to each Sterling Fund.

1.3     Assumption of Liabilities.   SCF, on behalf of the Sterling Funds, will assume all of the remaining Liabilities of each Stratton Fund, assigning these to the appropriate Transaction Party of each Stratton Fund.

1.4     Distribution of SCF Shares.   Immediately upon receipt, each of SFI, SMCFI and SREFI, as further described in detail on Exhibit A, will distribute Institutional Shares representing an interest in each Sterling Fund received by it from SCF pursuant to paragraph 1.1, pro-rata to the record holders of each Sterling Fund’s Transaction Party determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”) in complete liquidation of each such Transaction Party. Such distribution will be accomplished by an instruction, signed by an appropriate officer of SFI, SMCFI or SREFI, as applicable, to transfer the SCF shares then credited to each Stratton Fund’s account on the Books and Records of SFI, SMCFI or SREFI, as applicable, and to open accounts on the Books and Records of SCF established and maintained by SCF’s transfer agent in the names of record holders of each of SFI, SMCFI and SREFI and representing the respective pro-rata number of each series of shares of SCF due to such record holder. All issued and outstanding SFI, SMCFI and SREFI shares will be cancelled simultaneously therewith by SFI, SMCFI and SREFI on their respective Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Sterling Fund shares issued to such Stratton Fund in accordance with paragraph 1.1 above. In addition, each record holder of a Stratton Fund shall continue to have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of such Stratton Fund before the Valuation Time.

1.5     Liquidation of Stratton Funds/Dissolution and Deregistration of SFI, SMCFI and SREFI.   As soon as conveniently practicable after the distribution of SCF shares pursuant to paragraph 1.4 has been made, each of SFI, SMCFI and SREFI shall file articles of dissolution with the State Department of Assessments and Taxation of Maryland and shall file an application for an Order of the SEC pursuant to Section 8(f) of the 1940 Act, declaring that it has ceased to be an investment company and shall take, in accordance with Maryland Law and the 1940 Act, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Stratton Funds, dissolution of SFI, SMCFI and SREFI and deregistration of SFI, SMCFI and SREFI under the 1940 Act. If any one of the Fund Transactions does not close on the Closing Date, SFI, SMCFI and/or SREFI, as applicable, shall take, in accordance with Maryland Law, all such steps as may be necessary or appropriate to effect a complete liquidation and termination of the Stratton Funds, which have closed. Any reporting obligation, including but not limited to, the filing of any Form N-SAR, N-CSR, Rule 24f-2 notice or federal, state or local tax returns, or other responsibility of SFI, SMCFI and SREFI is and shall remain such Party’s responsibility until it is dissolved and deregistered.

1.6     Transfer Taxes.   Any transfer taxes payable on issuance of a share in a name other than that of the record holder on SFI, SMCFI and SREFI books exchanged therefor, shall be paid by the Person to whom the Sterling Fund’s shares are issued as a condition of that transfer.

ARTICLE II

VALUATION

2.1     Valuation of Assets.   The value of each Stratton Fund’s assets to be acquired by the corresponding Sterling Fund hereunder shall be the value of such assets computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of its corresponding Sterling Fund.

2.2     Valuation of Shares.   The number of Sterling Fund Institutional Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with each Fund Transaction shall be equal to the corresponding Stratton Fund’s net asset value per share computed as of the Valuation Time determined in accordance with the valuation procedures referred to in paragraph 2.1.

2.3     Determination of Value.   All computations of net asset value and the value of securities transferred under this Article II shall be made by the Funds’ accounting and administrative servicing agent, BNY Mellon Investment Servicing (US) Inc., in accordance with its regular practice and the requirements of the 1940 Act.

ARTICLE III

CLOSING AND CLOSING DATE

3.1     Closing.   The closing of the Fund Transactions (the “Closing”) will take place at the offices of Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, on               , at 4:00 p.m., Eastern Time, or on such other date or time as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”).

3.2     Transfer and Delivery of Fund Assets.   Each of SFI, SMCFI and SREFI shall direct its custodian (“Custodian”) to deliver to SCF at the Closing a certificate of an authorized officer certifying that: (a) the Custodian, on its accounting records, has transferred the Fund Assets of each respective Stratton Fund subject to all of its Liabilities into an account of each corresponding Sterling Fund at US Bank; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. At least five Business Days prior to the Closing Date, the Custodian shall present for examination those Fund Assets represented by a certificate or other written instrument to those Persons at US Bank who have primary responsibility for the safekeeping of the Sterling Funds’ assets. On the Closing Date, each of SFI, SMCFI and SREFI shall endorse and deliver, or transfer by appropriate transfer or assignment documents, such certificates and other written instruments as of the Closing Date for the account of the appropriate Sterling Fund in proper form for transfer and in such condition as to constitute good delivery thereof. The Custodian shall deliver other Fund Assets to those Persons at US Bank who have primary responsibility for the safekeeping of the assets of the Sterling Funds as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository (as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act) in which such Fund Assets are held.

3.3     SCF Share Records.   Each of SFI, SMCFI and SREFI shall direct its transfer agent to deliver to SCF at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the record holders and the number and percentage ownership (to three decimal places) of SFI, SMCFI and SREFI shares, respectively, owned by each record holder immediately prior to the Closing. SCF shall deliver to the Secretary of each of SFI, SMCFI and SREFI a confirmation evidencing that: (a) the appropriate number of each series of SCF shares has been delivered to the account of each Stratton Fund on the books of the Stratton Fund’s Transaction Party pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of each series of SCF shares has been credited to the accounts of record holders of SFI, SMCFI and SREFI shares on the books of SCF pursuant to paragraph 1.4.

3.4     Postponement of Closing Date.   If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of a Sterling Fund or Stratton Fund is closed to trading, or trading thereupon is restricted; or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of SFI, SMCFI and SREFI or SCF, accurate appraisal of the value of the net assets of that Sterling Fund or Stratton Fund is impracticable, the Closing Date for that Fund Transaction shall be postponed until the first Business Day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each affected Party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1     Representations and Warranties of SFI, SMCFI and SREFI.   Each of SFI, SMCFI and SREFI hereby represents and warrants to SCF (severally and not jointly, and only with respect to itself and not with respect to the other entities contained in the representation and warranty), as follows which representations and warranties shall be true and correct on both the date hereof and on the Closing Date (as though made on and as of the Closing Date):

  (a)      Each of SFI, SMCFI and SREFI is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of its respective Stratton Fund. Each of SFI, SMCFI and SREFI has full power under articles of incorporation and by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf of its respective Stratton Fund. Each of SFI, SMCFI and SREFI has all necessary approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on.

  (b)      The execution, delivery and performance of this Agreement by each of SFI, SMCFI and SREFI on behalf of its respective Stratton Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Stratton Board, and the Board has approved the Fund Transactions and has resolved to recommend the applicable Fund Transactions to the shareholders of each Stratton Fund and to call a special meeting of shareholders of each Stratton Fund for the purpose of approving this Agreement and the Fund Transaction contemplated thereby for that Fund. Other than the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of each Stratton Fund, no other action on the part of SFI, SMCFI, SREFI or their respective shareholders is necessary to authorize the execution, delivery and performance of this Agreement by SFI, SMCFI or SREFI on behalf of each Stratton Fund or the consummation of each Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by SFI, SMCFI and SREFI on behalf of each Stratton Fund and is a legal, valid and binding obligation of SFI, SMCFI and SREFI, as it relates to each Stratton Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity).

  (c)      The authorized capital of SFI is 1,000,000,000 shares of common stock, par value $0.001 per share. The authorized capital of SMCFI is 10,000,000 shares of common stock, par value $0.10 per share. The authorized capital of SREFI is 10,000,000 shares of common stock, par value $1.00 per share. The issued and outstanding SFI, SMCFI and SREFI shares are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, warrants or other rights of any kind to acquire from SFI, SMCFI or SREFI any shares of any class or series or equity interests of any Stratton Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor are SFI, SMCFI or SREFI committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

  (d)      None of SFI, SMCFI and SREFI have any subsidiaries.

  (e)      Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery or performance of this Agreement by each of SFI, SMCFI and SREFI for itself and on behalf of each respective Stratton Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of its articles of incorporation or by-laws, or of any contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or a Stratton Fund is bound,

(ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which SFI, SMCFI or SREFI is a party or by which it or a Stratton Fund is bound, (iii) result in a breach or violation by SFI, SMCFI or SREFI or any Stratton Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

  (f)      (i)      Prior to the execution of this Agreement, each of SFI, SMCFI and SREFI has delivered to SCF true and complete copies of the audited statements of assets and liabilities of each of the Stratton Funds as of December 31, 2014, and the related audited statements of income and changes in net assets and financial highlights for the periods then ended;

  (ii)      Except as set forth in the notes thereto, all such financial statements were prepared in accordance with accounting principles generally accepted in the United States, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of each Stratton Fund as of the respective dates thereof and for the respective periods covered thereby;

  (iii)      Except as reflected or reserved against in the statement of assets and liabilities included in each Stratton Fund’s audited December 31, 2014 financial statements or in the notes thereto, or as previously disclosed in writing to SCM, there are no liabilities against, relating to or affecting a Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on SFI, SMCFI or SREFI or their respective properties or assets or on any Stratton Fund or such Funds’ property or assets. In particular, since December 31, 2014, there has not been any material adverse change in the financial condition, properties, assets, liabilities or business of any Stratton Fund other than changes occurring in the ordinary course of business. For purposes of this subparagraph 4.1(f), a decline in net asset value of a Stratton Fund due to declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing an interest in a Stratton Fund, shall not constitute a material adverse change.

  (iv)      As of the date hereof, except as previously disclosed to SCF in writing, and except as have been corrected as required by applicable Law, and to the best of each of SFI’s, SMCFI’s and SREFI’s knowledge, there have been no material miscalculations of the net asset value of any Stratton Fund or the net asset value per share during the twelve-month period preceding the date hereof, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

  (g)      The minute books and other similar records of SFI, SMCFI and SREFI as made available to SCF prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of SFI, SMCFI and SREFI and of each Stratton Fund, the Stratton Board and committees of the Stratton Board. The stock transfer ledgers and other similar records of SFI, SMCFI and SREFI and of each Stratton Fund as made available to SCF prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of SFI, SMCFI and SREFI.

  (h)      SFI, SMCFI and SREFI and each Stratton Fund have maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

  (i)      There is no Action or Proceeding pending against SFI, SMCFI or SREFI or, to the best of each of SFI’s, SMCFI’s or SREFI’s knowledge, threatened against, relating to or affecting, SFI, SMCFI or SREFI or a Stratton Fund.

  (j)      No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of SFI, SMCFI or SREFI or a Stratton Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

  (k)      Each of SFI, SMCFI and SREFI is duly registered as an open-end management investment company under the 1940 Act, and each Stratton Fund is “diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

  (l)      As of the date hereof and at the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each Stratton Fund required by Law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no written assessment has been asserted with respect to such returns. There are no levies, liens, or other encumbrances relating to taxes existing, pending or, to each of SFI’s, SMCFI’s or SREFI’s knowledge, threatened, with respect to the assets of SFI, SMCFI or SREFI, respectively (or with respect to any assets of any Stratton Fund).

  (m)      For each taxable year of its operation (including the taxable year in which the Closing Date occurs), each Stratton Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

  (n)      All issued and outstanding shares of each Stratton Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required. Such registrations, including any periodic reports or supplemental filings, are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. SFI, SMCFI and SREFI, and each of the Stratton Funds, is not subject to any “stop order” and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

  (o)      The current prospectus and statement of additional information of each Stratton Fund and each prospectus and statement of additional information of the Stratton Funds used at all times prior to the date of this Agreement conforms, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

  (p)      The proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in SCF’s registration statement on Form N-14 (the “Registration Statement”), and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to SFI, SMCFI and SREFI and the Stratton Funds, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to SFI, SMCFI and SREFI and the Stratton Funds, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that SFI, SMCFI and SREFI make no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to SCF or the Sterling Funds and furnished by SCF to SFI, SMCFI and/or SREFI specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

  (q)      Except as previously disclosed in writing to SCF, SFI, SMCFI and SREFI, each Stratton Fund has, and on the Closing Date will have, good and marketable title to its Fund Assets and full right, power, and authority to sell, assign, transfer and deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof.

  (r)      The shares of the Sterling Funds to be issued to the Stratton Funds pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Stratton Funds’ shareholders as provided in paragraph 1.4.

4.2       Representations and Warranties of SCF.   SCF, on behalf of each Sterling Fund, hereby represents and warrants to each of SFI, SMCFI and SREFI as follows which representations and warranties shall be true and correct on both the date hereof and on the Closing Date (as though made on and as of the Closing Date):

  (a)      SCF is a business trust duly organized and validly existing under the Laws of the Commonwealth of Massachusetts and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of any Sterling Fund. SCF has full power under its agreement and declaration of trust and by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf of each Sterling Fund. SCF has all necessary approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on.

  (b)      The execution, delivery and performance of this Agreement by SCF on behalf of each Sterling Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the SCF Board and the Board has approved the Fund Transactions. No other action on the part of SCF or its shareholders, or the shareholders of each Sterling Fund, is necessary to authorize the execution, delivery and performance of this Agreement by SCF on behalf of each Sterling Fund or the consummation of each Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by SCF on behalf of each Sterling Fund and is a legal, valid and binding obligation of SCF, as it relates to each Sterling Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity).

  (c)      The authorized capital of SCF is an unlimited number of shares of beneficial interest, par value $0.00001. Each Sterling Fund and class of a Sterling Fund has been duly established. Each Sterling Fund has no shares of beneficial interest issued and outstanding, and the shares of each Sterling Fund to be issued and delivered to each of its corresponding Transaction Party pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in such Sterling Fund, and will be fully paid and non-assessable (except as set forth in Sterling Funds’ registration statement). There are no outstanding options, warrants or other rights of any kind to acquire from SCF any shares of any class or series or equity interests of any Sterling Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is SCF committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

  (d)      Each Sterling Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations). Each Sterling Fund has not yet filed its first federal income tax return. Upon filing its first federal income tax return following the taxable year in which the Closing Date occurs, each Sterling Fund will continue to elect to be a “regulated investment company” under Subchapter M Subtitle A, Chapter 1, of the Code and until such time shall take all steps reasonably necessary to ensure that they qualify for taxation as “regulated investment company” under Sections 851 and 852 of the Code.

  (e)      SCF has no subsidiaries.

  (f)      Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery or performance of this Agreement by SCF for itself and on behalf of each Sterling Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of its agreement and declaration of trust or amended and restated by-laws, or of any contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or a Sterling Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which SCF is a party or by which it or a Sterling Fund is bound, (iii) result in a breach or violation by SCF or a Sterling Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory body.

  (g)      The minute books and other similar records of SCF as made available to SFI, SMCFI and SREFI prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of SCF, the SCF Board and committees of the SCF Board.

  (h)      SCF and each Sterling Fund have maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

  (i)      There is no Action or Proceeding pending against or, to the best of SCF’s knowledge, threatened against, relating to or affecting, SCF or a Sterling Fund.

  (j)      No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of SCF or a Sterling Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

  (k)      SCF is duly registered as an open-end management investment company under the 1940 Act, and each Sterling Fund is “diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

  (l)      As of the Closing Date, the current prospectus and statement of additional information of each Sterling Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

  (m)      The Proxy Statement/Prospectus to be included in the Registration Statement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to SCF and the Sterling Funds, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to SCF and the Sterling Funds, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that SCF makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to SFI, SMCFI or SREFI or the Stratton Funds and furnished by SFI, SMCFI or SREFI to SCF specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

  (n)      As of the Closing Date, the investment management agreement between SCF on behalf of each Sterling Fund and SCM, the distribution agreement, dated               , between SCF and Sterling Capital Distributors, LLC, and the custody agreement dated            between SCF and US Bank, have been duly authorized, executed and delivered by SCF, are valid and legally binding obligations of SCF and comply in all material respects with the applicable requirements of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1       Conduct of Business.   After the date of this Agreement and on or prior to the Closing Date, each of SFI, SMCFI and SREFI and SCF will conduct the businesses of the Stratton Funds and the Sterling Funds, respectively, only in the ordinary course and in accordance with this Agreement and, with respect to SFI, SMCFI and SREFI, the current prospectuses and statements of additional information of SFI, SMCFI and SREFI. With respect to SFI, SMCFI and SREFI, it is being understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and distributions and (b) the continued good faith performance by the investment adviser administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with SFI, SMCFI and SREFI and applicable law. Each Sterling Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations). In order to facilitate the transfer of Fund Assets on the Closing Date, SCM may limit or cease portfolio trading on behalf of a Stratton Fund for a period of up to [three days] prior to the Closing Date.

5.2       Portfolio Investments.   SFI, SMCFI and SREFI have furnished SCF with a schedule of each applicable Stratton Fund’s portfolio investments as of the date of this

Agreement. The Stratton Funds may sell any of such investments and will confer with SCF concerning, and keep SCF apprised of, any additional investments made for the Stratton Funds. SCF has furnished SFI, SMCFI and SREFI with a statement of the Sterling Funds’ investment objectives, principal strategies and restrictions and will, within a reasonable time prior to the Closing Date, provide SFI, SMCFI and SREFI with a list of the investments, if any, held by the Stratton Funds that would not be permitted under applicable Law or a Sterling Fund’s investment policies for the Sterling Funds to hold or where the transfer of any investments would result in material operational or administrative difficulties to SCF in connection with facilitating the orderly transition of the corresponding Stratton Fund’s Assets. SFI, SMCFI and SREFI will consult with SCF about selling or otherwise disposing of any such investments, or an amount thereof sufficient to avoid violating applicable Law or a Sterling Fund’s investment policies or to avoid creating material operational or administrative difficulties for SCF regarding the orderly transition of a Stratton Fund’s Assets, prior to the Closing Date.

5.3       Shareholders’ Meeting.   Each of SFI, SMCFI and SREFI will call, convene and hold a meeting of shareholders of the Stratton Funds as soon as practicable, but not later than                or such other date as may be mutually agreed upon by an authorized officer of each Party, in accordance with applicable Law and their respective articles of incorporation and by-laws, for the purpose of approving this Agreement and the transactions contemplated herein, and for such other purposes as may be necessary or desirable, and the Stratton Board will recommend a favorable vote thereon.

5.4       Proxy Statement/Prospectus and Registration Statement.   (a) SFI, SMCFI and SREFI and SCF each will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC as promptly as practicable after execution of this Agreement. Upon effectiveness of the Registration Statement, each of SFI, SMCFI and SREFI will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Stratton Funds entitled to vote on this Agreement and the transactions contemplated herein at least twenty days and no more than ninety days prior to the date of the shareholders meeting called pursuant to Section 5.3.

(b)      SCF, having filed a post-effective amendment to its registration statement on Form N-1A (“Sterling’s N-1A Registration Statement”) with the SEC registering the Sterling Funds and their shares under the 1933 Act and the 1940 Act, shall file any supplements and amendments as may be required. SCF shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act, and to register the Sterling Funds’ shares with such state securities commissions as it may deem appropriate in order to commence operations on the Closing Date.

5.5       Information.   Each of SFI, SMCFI and SREFI and SCF will furnish to one another, and the other’s accountants, legal counsel and other representatives, throughout the period prior to the Closing, all such cooperation, documents and other information concerning the Stratton Funds and the Sterling Funds, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide explanation of any documents or information provided hereunder to the extent, if any, that such Party’s employees are familiar with such documents or information.

5.6       Notice of Material Changes.   Each Party will notify the other Parties of any Material Adverse Effect to such Party as soon as practicable following any event causing such an effect.

5.7       Financial Statements.   At the Closing, SFI, SMCFI and SREFI will deliver to SCF a statement of assets and liabilities of its respective Stratton Fund, together with a schedule of portfolio investments as of the Closing Date. These financial statements will present fairly the financial position and portfolio investments of each Stratton Fund as of the Closing Date in conformity with accounting principles generally accepted in the United States applied on a consistent basis, and there will be no material contingent liabilities of any Stratton Fund not disclosed in said financial statements. These financial statements shall be certified by the treasurer of SFI, SMCFI or SREFI, as applicable, as, to the best of his or her knowledge, complying with the requirements of the preceding sentence. SFI, SMCFI and SREFI also will deliver to the applicable Sterling Fund on or before the Closing Date, (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the applicable Sterling Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security to be transferred to the Sterling Funds, and (ii) a copy of any other tax books and records of the applicable Stratton Fund available and necessary for purposes of preparing any tax returns required to be filed after the Closing Date.

5.8       Other Necessary Action.   SFI, SMCFI, SREFI and SCF will each take all necessary corporate or other action and use its best efforts to complete all filings and obtain all governmental and other consents and approvals required for consummation of the transactions contemplated by this Agreement.

5.9       Dividends.   Prior to the Closing Date, each Stratton Fund may declare and pay a dividend, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the respective Stratton Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of the Stratton Fund’s net capital gain, if any, recognized in all taxable periods or years ending on the Closing Date.

5.10       Books and Records.   Each Party will make available to the other Parties for review any Books and Records which are requested by such other Party in connection with this Reorganization.

5.11       Section 368(a)(1)(F).   Each Stratton Fund and SCF agree to report each Reorganization as a reorganization qualifying under Section 368(a)(1)(F) of the Code, with the Sterling Fund Transaction Party as the successor to each Stratton Fund Transaction Party. No Party shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of a Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or is inconsistent with the treatment of that Reorganization as a reorganization within the meaning of such Code section.

5.12       Tail Insurance.   For the period beginning at the Closing Date and ending not less than six years thereafter, SCM, its successor or assigns shall provide, or cause to be provided, liability coverage reasonably acceptable to the Stratton Board applicable to both former and current directors and officers of SFI, SMCFI, SREFI and SCF, covering the actions of such directors and officers of SFI, SMCFI, SREFI and SCF for the period they served as such with respect to matters related to the Stratton Funds.

5.13       Tax Matters.   SFI, SMCFI, SREFI (and SCM on their behalf) and SCF shall reasonably cooperate with each other in connection with (i) the tax preparation and filing of tax returns with respect to the Stratton Fund that are due after the Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, with respect to each Stratton Fund for the taxable year ending on December 31, 2014 and the taxable year that includes the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT

6.1       Conditions Precedent to Obligations of SFI, SMCFI and SREFI.   The obligations of SFI, SMCFI and SREFI to conclude the transactions provided for herein shall be subject, at each of their respective elections, to the performance by SCF of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of SCF contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

  (a)      With respect to each Stratton Fund, the transfer of all of the Fund Assets to and the assumption of all of the Liabilities by its Transaction Party shall have been duly approved by the Stratton Board and by the requisite affirmative vote of the shareholders of the Stratton Fund.

  (b)      SCF shall have furnished to SFI, SMCFI and SREFI the opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Stratton Funds, and dated as of the Closing Date, to the effect that:

    (i)      SCF is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts.

    (ii)      Each of the Sterling Funds has the power to carry on its business as presently conducted in accordance with the description thereof in SCF’s registration statement under the 1940 Act.

    (iii)      The Agreement has been duly authorized, executed and delivered by SCF, on behalf of each Sterling Fund, and constitutes a valid and legally binding obligation of SCF, on behalf of each Sterling Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

    (iv)      The execution and delivery of the Agreement by SCF, on behalf of each Sterling Fund, did not, and the issuance of Sterling Fund shares pursuant to the Agreement will not, violate SCF’s Declaration of Trust or SCF’s Bylaws.

    (v)      The Sterling Fund shares to be delivered as provided for by the Agreement are duly authorized and, upon such delivery, will be validly issued and will be fully paid and nonassessable.

    (vi)      To the knowledge of such counsel, and without any independent investigation, (i) the Sterling Funds are not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of any Sterling Fund, (ii) SCF is registered as an investment company with the SEC and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Sterling Funds under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Sterling Fund shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of SCF.

  (c)      SCF shall have furnished to SFI, SMCFI and SREFI a certificate of SCF, signed by the principal executive officer and the principal financial officer of SCF, dated as of the Closing Date, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

    (i)      the representations and warranties of SCF in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and SCF has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing; and

    (ii)      no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to SCF’s knowledge, threatened.

  (d)      Prior to the Closing Date, SCF shall have furnished to SFI, SMCFI and SREFI such further information, certificates and documents, including certified copies of the minutes of the meetings of the SCF Board, as SFI, SMCFI and SREFI may reasonably request.

  (e)      SFI, SMCFI and SREFI shall have completed to their satisfaction their due diligence reviews of SCF and each Sterling Fund.

6.2     Conditions Precedent to Obligations of SCF.   The obligation of SCF to conclude the transactions provided for herein shall be subject, at its election, to the performance by SFI, SMCFI and SREFI of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of SFI, SMCFI and SREFI contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

  (a)      With respect to each Stratton Fund, the transfer of all of the Fund Assets to and the assumption of all of the Liabilities by its Transaction Party shall have been duly approved by the Stratton Board and by the requisite affirmative vote of the shareholders of the Stratton Fund.

  (b)      SFI, SMCFI and SREFI shall have furnished to SCF the opinion of Drinker Biddle & Reath LLP, in a form reasonably satisfactory to the Sterling Funds, and dated as of the Closing Date, to the effect that:

    (i)      Each of SFI, SMCFI and SREFI is a Maryland corporation duly organized and validly existing in good standing under Maryland Law.

    (ii)      Each of SFI, SMCFI and SREFI has the power to carry on its business as presently conducted in accordance with the description thereof in its registration statement under the 1940 Act.

    (iii)      The Agreement has been duly authorized, executed and delivered by SFI, SMCFI and SREFI and constitutes a valid and legally binding obligation of SFI, SMCFI and SREFI, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

    (iv)      The execution and delivery of the Agreement by each of SFI, SMCFI, and SREFI did not, and the consummation of the transactions herein contemplated will not, violate the articles of incorporation or by-laws of SFI, SMCFI or SREFI.

    (v)      All issued and outstanding SFI, SMCFI and SREFI shares are duly authorized, validly issued, fully paid and nonassessable, and such shares shall have been cancelled as of the Closing Date.

    (vi)      To the knowledge of such counsel, and without any independent investigation, (i) the Stratton Funds are not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of any Stratton Fund, (ii) each of SFI, SMCFI and SREFI is registered as an investment company with the SEC and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by each of the Stratton Funds under the federal laws of the United States or the laws of the State of Maryland for the consummation of the transactions herein contemplated have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Drinker Biddle & Reath LLP of customary representations it shall reasonably request of each of the Stratton Funds.

  (c)      Each of SFI, SMCFI and SREFI shall have furnished to SCF a certificate of SFI, SMCFI or SREFI, respectively, signed by such Party’s principal executive officer and principal financial officer, dated as of the Closing Date, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

    (i)      the representations and warranties of SFI, SMCFI and SREFI (as applicable) in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and SFI, SMCFI and SREFI (as applicable) has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing; and

    (ii)      since the date of the most recent financial statements of the Stratton Funds included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Stratton Funds (other than changes in the ordinary course of business, including, without limitation, dividends and distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

  (d)      Each of SFI, SMCFI and SREFI shall have duly executed and delivered to SCF, on behalf of its applicable Stratton Fund, such bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”) as SCF may reasonably deem necessary or desirable to evidence the transfer to the respective Transaction Party of such Stratton Fund all of the right, title and interest of such Stratton Fund in and to the respective Fund Assets of such Stratton Fund. In each case, the Fund Assets of each Stratton Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

  (e)      SCF shall have received: (i) a certificate of an authorized signatory of the Custodian, stating that the Fund Assets of each Stratton Fund have been delivered, and (ii) a certificate of an authorized signatory of the transfer agent for SCF, stating that its records contain the names and addresses of the record holders of each series of SFI, SMCFI and SREFI shares and the number and percentage of ownership of each series of SCF shares owned by each such holder as of the close of business on the Valuation Date.

  (f)      Prior to the Closing Date, SFI, SMCFI and SREFI shall have furnished to SCF such further information, certificates and documents, including certified copies of the minutes of the meetings of the Stratton Board and shareholders, as SCF may reasonably request.

  (g)      SCF shall have completed to its satisfaction its due diligence review of SFI, SMCFI and SREFI and each Stratton Fund.

  (h)      SFI’s, SMCFI’s and SREFI’s agreements with each of their respctive service contractors shall have terminated at the Valuation Time with respect to the Stratton Funds and each Party has received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

  (i)      At the Closing Date, except as previously disclosed to SCF in writing, and except as have been corrected as required by applicable Law, and to the best of SFI’s, SMCFI’s and SREFI’s knowledge, there shall have been no material miscalculations of the net asset value of any Stratton Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the Closing Date, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Closing Date, all liabilities of a Stratton Fund which are required to be reflected in the net asset value per share of each share class of a Stratton Fund in accordance with applicable Law will be reflected in the net asset value per share of such share class of a Stratton Fund.

6.3     Other Conditions Precedent.   Unless waived in writing by the Parties with the consent of their respective boards of directors or trustees, as applicable, all obligations under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

  (a)      The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

  (b)      Sterling’s N-1A Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of Sterling’s N-1A Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

  (c)      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by SFI, SMCFI and SREFI or SCF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of a Stratton Fund or a corresponding Transaction Party.

  (d)      SFI, SMCFI and SREFI and SCF shall have received an opinion from Drinker Biddle & Reath LLP (based upon certain facts, qualifications, assumptions and representations) in a form reasonably satisfactory to SCF that with respect to each Reorganization, for federal income tax purposes:

    (i)      the Reorganization will constitute a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Sterling Fund and each Stratton Fund will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

    (ii)      the Stratton Fund will recognize no gain or loss (a) upon the transfer of its assets to the Sterling Fund in exchange for Sterling Fund shares and the assumption by the Sterling Fund of all the Stratton Fund’s liabilities, and (b) upon the distribution of those shares to the shareholders of the Stratton Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section

1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

    (iii)      the Sterling Fund will recognize no gain or loss upon the receipt of the assets of the Stratton Fund in exchange for shares of the Sterling Fund and the assumption of the liabilities of the Stratton Fund;

    (iv)      the tax basis in the hands of the Sterling Fund of each asset of the Stratton Fund transferred to the Sterling Fund in the Reorganization will be the same as the basis of that asset in the hands of the Stratton Fund immediately before the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Stratton Fund on the transfer;

    (v)      the holding period of each asset of the Stratton Fund in the hands of the Sterling Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that asset was held by the Stratton Fund;

    (vi)      the shareholders of the Stratton Fund will recognize no gain or loss upon the exchange of shares of the Stratton Fund for shares of the Sterling Fund;

    (vii)      the aggregate tax basis of the Sterling Fund shares received by each shareholder of the Stratton Fund will equal the aggregate tax basis of Stratton Fund shares surrendered in exchange therefor;

    (viii)      the holding periods of the Sterling Fund shares received by each Stratton Fund shareholder will include the holding periods of the Stratton Fund shares surrendered in exchange therefor, provided that the Stratton Fund shares are held by that shareholder as capital assets on the date of the exchange;

    (ix)      the Sterling Fund will succeed to and take into account the tax attributes of the Stratton Fund described in section 381(c) of the Code; and

    (x)      the taxable year of the Stratton Fund will not end on the Closing Date but will instead continue as the taxable year of the Sterling Fund.

  (e)      No suit, action or other proceeding against SFI, SMCFI, SREFI or SCF or their respective officers or trustees shall be threatened or pending before any court or other Governmental or Regulatory Body in which it will be, or it is, sought to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

  (f)      The obligation of SFI, SMCFI, SREFI and SCF to consummate each Fund Transaction is not conditioned upon the ability of the Parties to consummate one or more other Fund Transactions.

ARTICLE VII

EXPENSES

SCM shall be liable for all fees and expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, including, without limitation, legal fees, tax services, proxy printing and solicitation costs, audit services, explicit brokerage transaction expenses associated with the reorganization, account conversion expenses, penalties involving termination of service contracts, applicable foreign, federal or state stock transfer stamps and any other stamp duty taxes, and legal and regulatory contingency support. SFI, SMCFI, SREFI and SCF will not bear any fees, expenses or brokerage commissions in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1     Amendments.   The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meetings of Stratton Fund shareholders at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Stratton Funds has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further approval.

8.2     Termination.   Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

  (a)      by the mutual consent of the Parties;

  (b)      by SFI, SMCFI and SREFI (i) upon any material breach by SCF of any of its representations, warranties or covenants contained in this Agreement, provided that SCF shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said sections;

  (c)      by SCF (i) upon any material breach by SFI, SMCFI or SREFI of any of its representations, warranties or covenants contained in this Agreement, provided that SFI, SMCFI or SREFI shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said sections; and

  (d)      by either Party if the Closing does not occur by                 .

8.3     Damages.   If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1     Publicity.   Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

9.2     Confidentiality.   (a) The Parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Party, all confidential information obtained from the other Party in connection with the transactions contemplated by this Agreement (including the existence of this Agreement, any of the terms hereof, and the negotiations between the Parties hereto), except such information may be disclosed: (i) to shareholders, if necessary, in connection with any approvals or consents to the transactions contemplated by this Agreement, to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

  (b)      In the event of a termination of this Agreement, each Party agrees that it along with their Board members, employees, representative agents and affiliated Persons shall, and shall cause its Affiliates to, except with the prior written consent of the other Party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Person, any and all confidential or proprietary information relating to the other Party and its related parties and Affiliates, whether obtained through its due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (iv) if it is otherwise expressly provided for herein.

ARTICLE X

MISCELLANEOUS

10.1     Entire Agreement.   This Agreement (including the lists, schedules and documents delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2     Notices.   All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to SFI, SMCFI or SREFI:

Stratton Funds

150 S. Warner Road, Suite 460-A

King of Prussia, PA 19406

Attn: Lynne M. Cannon, Chief Compliance Officer

Telephone No.: 610-941-0890

Facsimile No.: 610-941-0330

Email: LCannon@strattonmgt.com

With copies (which shall not constitute notice) to:

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

Attn: Joshua Deringer, Esq.

Telephone No.: (215) 988-2959

Facsimile No.: (215) 988-2757

E-mail: Joshua.Deringer@dbr.com

If to SCF:

Sterling Capital Funds

434 Fayetteville Street, 5th Floor

Raleigh, NC 27601

Attn: Jim Gillespie

Telephone No.: (919) 716-9087

Facsimile No.: (919) 716-9047

E-mail: JGillespie@sterling-capital.com

With a copy (which shall not constitute notice) to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Attn: Thomas Hiller

Telephone No.: (617) 951-7439

Facsimile No.: (617) 235-0460

E-mail: thomas.hiller@ropesgray.com

10.3     Waiver.   The failure of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. A Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4     Assignment.   This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Party. Nothing herein, express or implied, is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5     Survival.   The respective representations, warranties and covenants contained in this Agreement shall not survive the consummation of the transactions contemplated hereunder; provided that this paragraph 10.5 shall not limit any covenant contained herein that by its terms contemplates performance after Closing, including paragraphs 1.5 and 5.12, nor shall it limit any covenants contained in Article VII.

10.6     Headings.   The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7     Counterparts.   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.8     Governing Law.   This Agreement shall be governed by and construed in accordance with the Laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

10.9     Further Assurances.   Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Fund Transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, SFI, SMCFI and SREFI shall deliver or cause to be delivered to SCF, the Books and Records of each Stratton Fund (regardless of whose possession they are in).

10.10     Beneficiaries.   Nothing contained in this Agreement shall be deemed to create rights in Persons not parties hereto (including, without limitation, any shareholder of SFI, SMCFI, SREFI or SCF).

10.11     Failure of Any Fund(s) to Consummate the Transaction(s).   Subject to the conditions set forth in this Agreement, the failure of any Stratton Fund(s) and its Transaction Party to consummate its Fund Transaction shall not affect the consummation or validity of a Fund Transaction with respect to any other Stratton Fund and its Transaction Party, and the provisions of this Agreement shall be construed to effect this intent.

10.12     Validity.   Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.13     Effect of Facsimile Signature.   A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.14     SCF Liability.   The name “Sterling Capital Funds” is the designation of the Trustees for the time being under the Amended and Restated Agreement and Declaration of Trust dated February 1, 2011, as amended from time to time (the “Declaration of Trust”), and all Persons dealing with SCF or a Sterling Fund must look solely to the property of SCF or such Sterling Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of SCF. No Sterling Fund shall be liable for any claims against any other Sterling Fund. Both Parties specifically acknowledge and agree that any liability of SCF under this Agreement with respect to a particular Sterling Fund, or in connection with the transactions contemplated herein with respect to a particular Sterling Fund, shall be discharged only out of the assets of the particular Sterling Fund and that no other portfolio of SCF shall be liable with respect thereto. A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Sterling Funds by officers of the Sterling Funds as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Sterling Funds.

10.15     Stratton Liability.   No Stratton Fund shall be liable for any claims against any other Stratton Fund. Both Parties specifically acknowledge and agree that any liability of a particular Stratton Fund, or in connection with the transactions contemplated herein with respect to a particular Stratton Fund, shall be discharged only out of the assets of the particular Stratton Fund and that no other Stratton Fund shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit, proceeding or arbitration by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Agreement” has the meaning specified in the preamble.

“Books and Records” means SFI’s, SMCFI’s, SREFI’s or SCF’s accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by SFI, SMCFI, SREFI or SCF with respect to the Stratton Funds or Sterling Funds, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Closing” has the meaning specified in paragraph 3.1.

“Closing Date” has the meaning specified in paragraph 3.1.

“Code” has the meaning specified in the recitals.

“Custodian” has the meaning specified in paragraph 3.2.

“Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivable) good will and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by SFI, SMCFI or SREFI on behalf of a Stratton Fund, and any prepaid expenses shown on a Stratton Fund’s books on the Closing Date.

“Fund Transaction” has the meaning specified in paragraph 1.1.

“Governmental or Regulatory Body” means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Independent Directors” has the meaning specified in the recitals.

“Independent Trustees” has the meaning specified in the recitals.

“Law” means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

“Liabilities” means all liabilities and obligations of any nature, whether accrued, absolute, contingent, unknown or otherwise of a Stratton Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Fund prepared by the

Fund’s accounting and administration services agent, BNY Mellon Investment Servicing (US) Inc., as of the Closing Date in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective treasurers of SFI, SMCFI, SREFI and SCF on the Closing Date.

“Maryland Law” has the meaning specified in paragraph 1.1.

“Massachusetts Law” has the meaning specified in paragraph 1.1.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, prospects, results of operations or financial condition of such Person.

“NYSE” has the meaning specified in paragraph 1.4.

“1940 Act” has the meaning specified in the recitals.

“1933 Act” means the Securities Act of 1933, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Parties” or “Party” has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(p).

“Registration Statement” has the meaning specified in paragraph 4.1(p).

“Reorganization” has the meaning specified in the recitals.

“SCM” has the meaning specified in the preamble.

“SCF” has the meaning specified in the preamble.

“SCF Board” has the meaning specified in the recitals.

“SEC” means the U.S. Securities and Exchange Commission.

“SFI” has the meaning specified in the preamble.

“SMCFI” has the meaning specified in the preamble.

“SREFI” has the meaning specified in the preamble.

“Sterling Funds” has the meaning specified in the preamble.

“Stratton Board” has the meaning specified in the recitals.

“Stratton Funds” has the meaning specified in the preamble.

“Transaction Party” has the meaning specified in paragraph 1.1.

“Transfer Documents” has the meaning specified in paragraph 6.2(d).

“US Bank” has the meaning specified in paragraph 2.4.

“Valuation Time” has the meaning specified in paragraph 1.4.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

STRATTON FUNDS, INC.

By:
Name:
Title:

STRATTON MID CAP VALUE FUND, INC.

By:
Name:
Title:

STRATTON REAL ESTATE FUND, INC.

By:
Name:
Title:

STERLING CAPITAL FUNDS
On behalf of its series listed on Exhibit A

By
Name:
Title:

Solely for purposes of Article VII
and paragraphs 5.1, 5.12 and 5.13

STERLING CAPITAL
MANAGEMENT, LLC

By:
Name:
Title

EXHIBIT A

Stratton Funds and Respective Transaction Parties

Stratton Funds	Sterling Funds

Stratton Small Cap Value Fund	Sterling Capital Stratton Small Cap Value Fund Institutional Shares

Stratton Mid Cap Value Fund	Sterling Capital Stratton Mid Cap Value Fund Institutional Shares

Stratton Real Estate Fund	Sterling Capital Stratton Real Estate Fund Institutional Shares

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Investment Restrictions of the Acquired Funds

Unless otherwise indicated, the following investment restrictions are deemed fundamental policies and may be changed, with respect to a fund, only by the approval of the holders of a “majority” of such fund’s outstanding shares. The term “majority” of a fund’s outstanding shares means the holders of the lesser of: (1) 67% of a fund’s shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of such fund are present in person or by proxy at such shareholder meeting; or (2) more than 50% of such fund’s outstanding shares.

The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of a fund’s investments will not cause a violation of the limitations. In addition, the limitations will not be violated if a fund receives securities by reason of a merger or other form of reorganization.

STRATTON MID CAP VALUE FUND WILL NOT:

1.	Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the U. S. Government or agencies thereof.

2.	Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

3.	Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

4.	Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowings shall not exceed 5% of its total assets (at the lower of cost or market value).

5.	Underwrite the securities of other issuers or invest in securities under circumstances where, if sold, the fund might be deemed to be an underwriter under the Securities Act of 1933.

6.	Pledge, mortgage or hypothecate its assets.

7.	Invest for purposes of exercising management or control.

8.	Invest in securities of other investment companies or in options, puts, calls, straddles, spreads or similar devices, or engage in arbitrage transactions or short sales.

9.	Purchase securities on margin, but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10.	Make loans to other persons except that this restriction shall not apply to government obligations, commercial paper or notes or other evidences of indebtedness which are publicly distributed.

11.	Purchase or sell real estate or interests in real estate. This will not prevent the fund from investing in publicly-held real estate investment trusts or marketable securities which may represent indirect interests in real estate.

12.	Purchase or sell commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

13.	Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any officer or Director of the fund or the advisor owns beneficially more than 1/2 of 1%, and such officers and Directors holding more than 1/2 of 1% together own beneficially more than 5% of the issuer’s securities.

14.	Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if, immediately after such purchase, the value of the fund’s investments in such industry would exceed 25% of the value of its net assets of the fund.

15.	Issue any senior securities (as defined in the 1940 Act).

The fund will not invest more than 2% of the value of its total assets in warrants. This restriction does not apply to warrants initially attached to securities purchased by the fund. This restriction may be changed or eliminated at any time by the Board of Directors of the fund without action by the fund’s shareholders.

STRATTON REAL ESTATE FUND WILL NOT:

1.	Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the value of its total assets.

2.	Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have not had at least three years of continuous operation.

3.	Issue any senior securities (as defined in the 1940 Act), except in so far as investment restriction 1 may be deemed to be an issuance of a senior security.

4.	Act as an underwriter or purchase securities which the fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933.

5.	Purchase or sell real estate, commodities, or commodity contracts.

6.	As to 75% of the total assets of the fund, purchase the securities of any one issuer, other than securities issued by the U.S. Government, its agencies or its instrumentalities, if immediately thereafter such purchase more than 5% of the total assets of the fund would be invested in securities of such issuer.

7.	Purchase or own 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase or own 10% or more of the outstanding voting securities of any other issuer.

8.	Purchase the securities of an issuer, if, to the fund’s knowledge, one or more officers or Directors of the fund or of the advisor individually own beneficially more than 1/2 of 1%, and those owning more than 1/2 of 1% together own beneficially more than 5%, of the outstanding securities of such issuer.

9.	Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan.

10.	Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

11.	Participate on a joint or a joint-and-several basis in any securities trading account.

12.	Invest in puts, calls or combinations thereof or make short sales.

13.	Purchase the securities of other investment companies.

14.	Purchase securities which do not have readily available market quotations.

The fund will invest more than 25% of its net assets in real estate investment trusts (“REITs”), and thus will be concentrated. REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 13 above. The restriction in limitation 5 on the purchase or sale of real estate does not include investments by the fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

The following investment restrictions can be changed or eliminated by the Board of Directors of Stratton Real Estate Fund without action by the fund’s shareholders:

1.	The fund will not invest for the purpose of exercising control or management.

2.	The fund will not invest in warrants, except when acquired as a unit with other securities.

STRATTON SMALL CAP VALUE FUND WILL NOT:

1.	Issue any senior securities (as defined in the 1940 Act); or borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets.

2.	Act as an underwriter of securities, except that, in connection with the disposition of a security, the fund may be deemed to be an “Underwriter” as that term is defined in the Securities Act of 1933.

3.	Purchase or sell real estate, commodities, or commodity contracts.

4.	As to 75% of the total assets of the fund, purchase the securities of any one issuer, other than securities issued by the U.S. Government, its agencies or its instrumentalities, if immediately after such purchase more than 5% of the total assets of the fund would be invested in securities of such issuer.

5.	Purchase or own 10% or more of the outstanding voting securities of any one issuer.

6.	Purchase the securities of an issuer, if, to the fund’s knowledge, one or more officers or Directors of the fund or of the advisor individually own beneficially more than 1/2 of 1%, and those owning more than 1/2 of 1% together own beneficially more than 5%, of the outstanding securities of such issuer.

7.	Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan, nor shall the fund be prohibited from entering into repurchase agreements with banks or broker/dealers.

8.	Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

9.	Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if, immediately after such purchase, the value of the fund’s investments in such industry would exceed 25% of the value of its net assets of the fund.

10.	Invest in puts, calls, straddles or combinations thereof or make short sales.

11.	Purchase the securities of other investment companies, except if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a U.S. Securities and Exchange Commission (“SEC”) approved offer of exchange.

12.	Invest for the purpose of exercising control over, or management of, the issuer.

REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 11 above. The restriction in limitation 3 on the purchase or sale of real estate does not include investments by the fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

Any borrowings by the funds not for temporary purposes will be done in compliance with the 1940 Act.

Investment Restrictions of the Acquiring Funds

FUNDAMENTAL INVESTMENT RESTRICTIONS

Except as provided otherwise, the following investment restrictions may be changed with respect to a Fund only by a vote of a majority of the outstanding Shares of the Fund (as defined under “ADDITIONAL INFORMATION - Miscellaneous” in the Acquired Funds’ statement of additional information).

EACH FUND MAY NOT:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Write put options.

STERLING CAPITAL STRATTON MID CAP VALUE FUND AND STERLING CAPITAL STRATTON SMALL CAP VALUE FUND MAY NOT:

1. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, electric utilities, gas utilities, and water utilities will each be considered a separate industry.

STERLING CAPITAL STRATTON REAL ESTATE FUND:

1. Will invest more than 25% of the value of its total assets in real estate investment trusts (“REITS”) and other real estate-related securities.

EACH OF THE FUNDS MAY:

1. Borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

2. Issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

3. Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

NOTE REGARDING FUNDAMENTAL INVESTMENT RESTRICTIONS. Certain relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC.

Under the 1940 Act, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund.

“Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of total assets in an industry or group of industries. For purposes of the concentration policy described above, the Funds generally determine industry classifications for purposes of these policies in reference to issuer-assigned GICS codes provided to the Fund by unaffiliated third party vendors (“GICS Codes”) and treats each industry represented by a distinct 4-digit GICS Code as a separate “industry.” In addition, the Funds do not consider investment companies to constitute an “industry.” Rather, a Fund will “look-through” investments in investment companies to the underlying securities held by such investment companies when determining fund exposure to a particular industry.

The 1940 Act also limits the amount that a Fund may invest in other investment companies, prohibiting the Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. Pursuant to exemptive rules under the 1940 Act, a Fund may invest in shares of affiliated and unaffiliated money market funds to the extent permitted by its investment strategy.

The 1940 Act restricts the ability of any mutual fund to lend. Under the 1940 Act, a Fund may only make loans if expressly permitted to do so by the Fund’s investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits a Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present.

The 1940 Act limits a Fund’s ability to borrow money, prohibiting a fund from issuing senior securities, except that it may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

Additionally, a Fund’s ability to make certain types of investments (e.g., investments in commodities or real estate) may be limited by other applicable laws, rules, or regulations, including the Internal Revenue Code.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of a Fund:

1. The Funds may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

2. The Funds may not sell securities short (unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

3. Each Fund may not invest more than 15% of its net assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statements and Prospectus are available at www.proxyvote.com.

M95610-S35947

STRATTON MID CAP VALUE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Stratton Mid Cap Value Fund (the “Fund”) hereby appoints Michelle Whalen and Patricia Sloan, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on July 30, 2015 at a Joint Special Meeting of Shareholders to be held at the offices of the Funds’ investment advisor, Sterling Capital Management LLC (“Sterling Capital”), at 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406 on October 28, 2015 at 9:00 a.m. Eastern Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
	1)	Read the Proxy Statements/Prospectus and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statements/Prospectus and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statements/Prospectus.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M95609-S35947	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposals:				For	Against	Abstain

1.	To approve a new investment advisory agreement between Sterling Capital and the Stratton Mid Cap Value Fund;			☐	☐	☐

2.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Mid Cap Value Fund to, and the assumption of all of the liabilities of the Stratton Mid Cap Value Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Mid Cap Value Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Mid Cap Value Fund, which would be distributed pro rata by the Stratton Mid Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Mid Cap Value Fund (a “Reorganization”);			☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting, or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statements and Prospectus are available at www.proxyvote.com.

M95612-S35947

STRATTON REAL ESTATE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Stratton Real Estate Fund (the “Fund”) hereby appoints Michelle Whalen and Patricia Sloan, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on July 30, 2015 at a Joint Special Meeting of Shareholders to be held at the offices of the Funds’ investment advisor, Sterling Capital Management LLC (“Sterling Capital”), at 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406 on October 28, 2015 at 9:00 a.m. Eastern Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
	1)	Read the Proxy Statements/Prospectus and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statements/Prospectus and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statements/Prospectus.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M95611-S35947	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposals:				For	Against	Abstain

1.	To approve a new investment advisory agreement between Sterling Capital and the Stratton Real Estate Fund;			☐	☐	☐

2.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Real Estate Fund to, and the assumption of all of the liabilities of the Stratton Real Estate Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Real Estate Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Real Estate Fund, which would be distributed pro rata by the Stratton Real Estate Fund to the holders of its shares in complete liquidation of the Stratton Real Estate Fund (a “Reorganization”);			☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting, or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statements and Prospectus are available at www.proxyvote.com.

M95614-S35947

STRATTON SMALL CAP VALUE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Stratton Small Cap Value Fund (the “Fund”) hereby appoints Michelle Whalen and Patricia Sloan, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on July 30, 2015 at a Joint Special Meeting of Shareholders to be held at the offices of the Funds’ investment advisor, Sterling Capital Management LLC (“Sterling Capital”), at 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406 on October 28, 2015 at 9:00 a.m. Eastern Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

	1)	Read the Proxy Statements/Prospectus and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statements/Prospectus and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statements/Prospectus.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M95613-S35947	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposals:				For	Against	Abstain

1.	To approve a new investment advisory agreement between Sterling Capital and the Stratton Small Cap Value Fund; and			☐	☐	☐

2.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Small Cap Value Fund to, and the assumption of all of the liabilities of the Stratton Small Cap Value Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Small Cap Value Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Small Cap Value Fund, which would be distributed pro rata by the Stratton Small Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Small Cap Value Fund (a “Reorganization”);			☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting, or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

PART B

Sterling Capital Stratton Mid Cap Value Fund,

Sterling Capital Stratton Real Estate Fund and

Sterling Capital Stratton Small Cap Value Fund, respectively,

Series of Sterling Capital Funds

434 Fayetteville Street, 5th Floor

Raleigh, NC 27601

1-800-228-1872

and

Stratton Mid Cap Value Fund, Inc.,

Stratton Real Estate Fund, Inc. and

The Stratton Funds, Inc. - Stratton Small Cap Value Fund

150 South Warner Road, Suite 460-A

King of Prussia, PA 19406

1-800-472-4266

STATEMENT OF ADDITIONAL INFORMATION

August 20, 2015

This Statement of Additional Information, relating specifically to the Reorganizations of the Acquired Funds into the Acquiring Funds as set forth in the following table.

Acquired Fund	Acquiring Fund
Stratton Mid Cap Value Fund, Inc.	Sterling Capital Stratton Mid Cap Value Fund
Stratton Real Estate Fund, Inc.	Sterling Capital Stratton Real Estate Fund
Stratton Small Cap Value Fund	Sterling Capital Stratton Small Cap Value Fund

This Statement of Additional (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 20, 2015 (the “Proxy Statement/Prospectus”) relating specifically to the Joint Special Meeting of Shareholders (the “Special Meeting”) of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, a separate series of The Stratton Funds, Inc., (each an

“Acquired Fund” and collectively, the “Acquired Funds”) that will be held on October 28, 2015. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling toll free 1-800-472-4266.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganizations will occur in accordance with the terms of the Agreement and Plan of Reorganization.

GENERAL INFORMATION

This SAI relates to the proposed reorganizations of the Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, a separate series of The Stratton Funds, Inc., (each an “Acquired Fund” and collectively, the “Acquired Funds”), into the Sterling Capital Stratton Mid Cap Value Fund, the Sterling Capital Stratton Real Estate Fund and the Sterling Capital Stratton Small Cap Value Fund, each a newly-created series of Sterling Capital Funds (“Sterling Funds”) (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) that is designed to be substantially identical from an investment perspective to the corresponding Acquired Fund. Pursuant to the proposed reorganizations, each Acquired Fund will transfer all of its assets and liabilities to Sterling Funds, which shall assign all such assets and liabilities to the corresponding Acquiring Fund, in exchange solely for Institutional shares of the Acquiring Fund. Each Acquired Fund will then distribute the Acquiring Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganizations is that shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund.

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND

ACQUIRING FUNDS

This SAI incorporates by reference the following documents, which contain information about the Acquired Funds and the Acquiring Funds:

1.

The Acquired Funds’ Statement of Additional Information dated May 1, 2015 (previously filed on EDGAR: Accession No. 0001193125-15-155982 (Stratton Mid Cap Value Fund), Accession No. 0001193125-15-156004 (Stratton Real Estate Fund) and Accession No. 0001193125-15-155960 (Stratton Small-Cap Value Fund)).

2.	The Acquiring Funds’ Statement of Additional Information dated July 23, 2015 (previously filed on EDGAR: Accession No. 0001193125-15-260495)

FINANCIAL STATEMENTS

Historical financial information regarding the Acquired Funds is included in the following documents, which are incorporated by reference herein:

1.	The audited financial statements and related report of the independent registered public accounting firm included in the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2014 (previously filed on EDGAR: Accession No. 0001193125-15-076361 (Stratton Mid Cap Value Fund), Accession No. 0001193125-15-076371 (Stratton Real Estate Fund) and Accession No. 0001193125-15-076346 (Stratton Small-Cap Value Fund)). No other parts of the Annual Report are incorporated herein by reference.

B-1

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganizations because the Acquired Funds are being reorganized into newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganizations and continue the operation of the Acquired Funds. The Acquiring Funds will adopt the financial statements and financial history of the corresponding Acquired Funds upon consummation of the Reorganizations.

B-2